UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09205

Advantage Advisers Xanthus Fund, L.L.C.
(Exact name of registrant as specified in charter)

85 Broad Street
New York, NY 10004
(Address of principal executive offices) (Zip code)

Pamela Poland Chen, Esq.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-667-4225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Advantage Advisers
Xanthus Fund, L.L.C.
Financial Statements
with Report of Independent
Registered Public Accounting Firm
For the Year Ended December 31, 2023

Advantage Advisers Xanthus Fund, L.L.C.
Financial Statements
For the Year Ended December 31, 2023

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited)

The Company’s performance for the fiscal year ended December 31, 2023 was positive and outperformed its benchmarks (see table and chart on following page). The Company’s positive performance and outperformance versus its benchmarks were driven by the portfolio’s long positions.
In 2023, stocks rebounded from a dismal 2022. 2022’s one-sided market behavior and severe correction were directly a result of the incredibly aggressive Fed monetary policy. However, we currently believe that as we head into 2024, this monetary backdrop is likely to shift and change in a way that is favorable to growth investing, especially as the economy slows down — potentially entering a recession.
Specifically, we are seeing evidence that the Fed’s aggressively hawkish overall policy that began in 2022 may be slowing down the economy and is likely to reduce inflation in future years. For example, US manufacturing Purchasing Managers’ Index (“PMI”) has dropped and may have further and significant downside, as money supply, which is a leading indicator for PMI, keeps moving down globally, recently reaching a record year-over-year decline in the US. Indeed, we may not avoid a mild recession, as an inverted yield curve may indicate. Note that the yield curve first inverted in October 2022, and the lead lag period is typically around 18 months. The caveat often cited by the financial press is a durable labor market. However, unemployment is a lagging indicator, and the time between strong employment reports and the next recession can be quite short.
Against this backdrop of potential rate-peaking and disinflation, we continue to favor high quality growth sectors such as technology and communication services, which we believe are supported by, one, favorable fundamentals, e.g., higher barriers to entry, stronger balance sheets and higher returns on invested capital; two, strong secular growth trends; three, a broader scarcity of growth assets; and, four, supporting cash flow valuations relative to the underlying growth rates.
In particular, we consider technology to be not only a growth investment but also a defensive one due to its cost-cutting (relatively high return on investment) and productivity enhancing proposition to the end customer, solid balance sheet, positive cash flow conversion, low labor cost to sales, ongoing industry consolidation and strong underlying secular innovation trends.
Importantly, and from a stock selection standpoint, despite positive market performance in 2023, we believe many stocks currently remain severely oversold. For example, almost half of NASDAQ stocks are still down 50% or more from their 2021 highs. In particular, the correction of high growth stocks from their peak in 2021 through their trough in early 2023 has reflected not just a recession in that group, but a great depression, in our view. We believe this severe correction in high growth stocks can create attractive opportunities to buy high quality, classic growth compounders at depressed relative multiples.
In summary, we consider the current investment opportunity set to be attractive for high quality growth equities on a relative basis, particularly as the market may be entering a disinflationary and yield-peaking phase. Additionally, given more recently elevated valuations for the broader equities market, particularly in the US, we also seek to remain highly selective in our stock picking and believe the presence of our short investments and market hedges can mitigate broader market risk in the event of a severe drawdown, particularly given the elevated tail risks we currently see, including around increased social polarization and potential for unrest, unsustainable large fiscal deficits and global geopolitical uncertainty.

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited) (continued)

During the annual period, the Company continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.
During the annual period, the Company continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risks. Overall, the use of options performed as expected.
Performance Overview
Average Annual Total Returns (%) (as of December 31, 2023)	1 Year	5 Year	10 Year
Advantage Advisers Xanthus Fund, L.L.C.	27.95%	6.38%	4.95%
MSCI World Index	23.79%	12.80%	8.60%
MSCI ACWI	20.09%	9.79%	5.93%
Performance of a Hypothetical $100,000 Investment (January 1, 2014 — December 31, 2023)

300,000
250,000
200,000
150,000
100,000
50,000
-
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
228,254
177,960
162,118
Advantage Advisers Xanthus Fund, L.L.C.
MSCI World
MSCI ACWI

The chart above shows the change in value of a hypothetical $100,000 investment in the Company during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a member may pay on Company distributions or on the withdrawal of capital from the Company.

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited) (concluded)

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. There can be no assurance that the Company will achieve its investment objective. An investment in the Company is subject to numerous risks set forth in the Company’s confidential memorandum.
The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI ACWI captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,921 constituents, the index covers approximately 85% of the global investable equity opportunity set.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Company may not match those in an index.
The views expressed above reflect the current views of the Company’s portfolio manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the contributing parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Company are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Company.

Report of Independent Registered Public Accounting Firm
To the Members and the Board of Managers of
Advantage Advisers Xanthus Fund, L.L.C.
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and members’ capital of Advantage Advisers Xanthus Fund, L.L.C. (the “Company”), including the schedules of portfolio investments, purchased options, securities sold, not yet purchased, and swap contracts, as of December 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles
A member firm of Ernst & Young Global Limited

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Advantage Advisers Management, LLC investment companies since 1996.
Philadelphia, Pennsylvania
February 27, 2024
A member firm of Ernst & Young Global Limited

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2023
Assets
Investments in securities, at fair value (cost $1,321,392,543)	$2,138,437,889
Purchased options, at fair value (cost $203,148,779)	187,750,106
Cash and cash equivalents (including United States Dollars of $195,078,868, Hong Kong Dollars of $24,702 with a cost of $24,702 and Euros of $1,907,445 with a cost of $1,907,445, of which $91,317,588 is restricted cash)	197,011,015
Due from brokers (including United States Dollars of $554,495,269, Hong Kong Dollars of $1,504,860 with a cost of $1,504,860 and Swiss Francs of $1 with a cost of $1, all of which is restricted cash)	556,000,130
Receivable for investment securities sold	161,953,702
Unrealized gain on total return swap contracts	119,023,364
Interest receivable	2,375,105
Dividends receivable	637,630
Other assets	146,446
Total assets	3,363,335,387
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $859,834,296)	882,242,561
Payable for investment securities purchased	197,344,017
Withdrawals payable (see Note 3)	135,325,674
Unrealized loss on total return swap contracts	27,052,439
Dividends payable on securities sold, not yet purchased	1,099,405
Accounting and investor services fees payable	210,393
Due to brokers (Japanese Yen of $2 with a cost of $2)	2
Accrued expenses	2,436,981
Total liabilities	1,245,711,472
Members’ Capital	$2,117,623,915
Members’ Capital
Represented by:
Net capital contributions	$965,902,978
Total earnings (loss)	1,151,720,937
Members’ Capital	$2,117,623,915

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments

Shares			December 31, 2023 Fair Value
	Common Stock – 100.98%
	United States – 69.36%
	Aerospace / Defense – 1.24%
25,936	TransDigm Group, Inc.*	(a)	$26,236,858
	Applications Software – 4.42%
151,046	Elastic NV*		17,022,884
169,971	Microsoft Corp.	(a)	63,915,895
265,461	Smartsheet, Inc., Class A*		12,694,345
			93,633,124
	Building Products - Cement / Aggregate – 2.34%
56,422	Martin Marietta Materials, Inc.		28,149,500
94,227	Vulcan Materials Co.	(a)	21,390,471
			49,539,971
	Coatings / Paint – 0.65%
44,435	The Sherwin-Williams Co.		13,859,277
	Commercial Services – 0.24%
8,312	Cintas Corp.	(a)	5,009,310
	Commercial Services - Finance – 1.56%
216,096	Block, Inc.*		16,715,026
817,942	Marqeta, Inc., Class A*		5,709,235
24,266	S&P Global, Inc.	(a)	10,689,658
			33,113,919
	Communications Software – 1.69%
497,151	Zoom Video Communications, Inc., Class A*		35,750,128
	Computer Aided Design – 4.98%
215,870	Cadence Design Systems, Inc.*	(a)	58,796,512
90,305	Synopsys, Inc.*	(a)	46,498,947
			105,295,459
	Computer Software – 0.68%
46,800	Datadog, Inc., Class A*		5,680,584
161,306	Dynatrace, Inc.*	(a)	8,821,825
			14,502,409
	Computers – 2.53%
701,611	Dell Technologies, Inc., Class C		53,673,242
	E-Commerce / Products – 6.32%
881,428	Amazon.com, Inc.*	(a)	133,924,170
	E-Commerce / Services – 3.30%
247,225	Expedia Group, Inc.*		37,526,283
527,034	Uber Technologies, Inc.*	(a)	32,449,483
			69,975,766
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2023 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Electronic Components - Semiconductors – 3.05%
325,301	Analog Devices, Inc.		$64,591,767
	Energy - Alternate Sources – 0.19%
1,043,126	Stem, Inc.*	(a)	4,047,329
	Enterprise Software / Services – 1.52%
306,953	SS&C Technologies Holdings, Inc.		18,757,898
537,358	UiPath, Inc., Class A*		13,347,973
			32,105,871
	Finance - Credit Card – 4.56%
105,155	Mastercard, Inc., Class A	(a)	44,849,659
198,835	Visa, Inc., Class A	(a)	51,766,692
			96,616,351
	Finance - Other Services – 1.51%
248,414	Intercontinental Exchange, Inc.	(a)	31,903,810
	Human Resources – 0.22%
27,978	Paylocity Holding Corp.*	(a)	4,612,173
	Internet Content - Entertainment – 10.08%
603,180	Meta Platforms, Inc., Class A*	(a)	213,501,593
	Medical - Biomedical / Genetics – 2.58%
513,225	Akero Therapeutics, Inc.*		11,983,804
238,228	BioCryst Pharmaceuticals, Inc.*		1,426,986
93,185	Blueprint Medicines Corp.*		8,595,384
52,096	Cabaletta Bio, Inc.*		1,182,579
450,047	Caribou Biosciences, Inc.*		2,578,769
210,759	Keros Therapeutics, Inc.*		8,379,778
52,086	Sarepta Therapeutics, Inc.*		5,022,653
324,358	Ultragenyx Pharmaceutical, Inc.*		15,510,800
			54,680,753
	Medical - Drugs – 0.28%
522,983	ORIC Pharmaceuticals, Inc.*		4,811,443
329,949	PMV Pharmaceuticals, Inc.*		1,022,842
			5,834,285
	Metal Processors & Fabrication – 0.27%
157,374	Xometry, Inc., Class A*		5,651,300
	Private Equity – 0.67%
349,239	The Carlyle Group, Inc.		14,210,535
	REITs - Diversified – 2.93%
62,077	American Tower Corp.		13,401,183
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2023 Fair Value
	Common Stock – (continued)
	United States – (continued)
	REITs - Diversified – (continued)
60,487	Equinix, Inc.		$48,715,625
			62,116,808
	Retail - Apparel / Shoes – 1.52%
232,977	Ross Stores, Inc.		32,241,687
	Retail - Building Products – 0.67%
63,338	Lowe’s Cos., Inc.		14,095,872
	Retail - Major Department Stores – 3.00%
676,588	The TJX Cos., Inc.	(a)	63,470,720
	Retail - Restaurants – 1.36%
8,085	Chipotle Mexican Grill, Inc.*		18,490,072
79,479	Yum! Brands, Inc.	(a)	10,384,726
			28,874,798
	Semiconductor Equipment – 5.00%
99,311	KLA Corp.	(a)	57,729,484
40,184	Lam Research Corp.	(a)	31,474,520
152,104	Teradyne, Inc.	(a)	16,506,326
			105,710,330
	Total United States (Cost $766,438,234)		$1,468,779,615

	Brazil – 0.51%
	Finance - Investment Banker / Broker – 0.51%
412,779	XP, Inc., Class A	(a)	10,761,149
	Total Brazil (Cost $10,361,932)		$10,761,149

	China – 7.11%
	Auto - Cars / Light Trucks – 0.97%
746,000	BYD Co., Ltd., Class H		20,482,983
	E-Commerce / Products – 1.01%
101,358	Alibaba Group Holding, Ltd. – Sponsored ADR*		7,856,259
466,220	JD.com, Inc., Class A – Sponsored ADR		13,469,095
			21,325,354
	Enterprise Software / Services – 0.09%
5,054,447	Ming Yuan Cloud Group Holdings, Ltd.		1,864,214
	Entertainment Software – 0.54%
122,342	NetEase, Inc. – Sponsored ADR	(a)	11,397,381
	Real Estate Management / Services – 1.07%
1,393,919	KE Holdings, Inc. – Sponsored ADR		22,595,427

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares		December 31, 2023 Fair Value
	Common Stock – (continued)
	China – (continued)
	Schools – 0.58%
168,960	New Oriental Education & Technology Group, Inc. – Sponsored ADR*	$12,381,389
	Transport - Services – 1.07%
3,222,672	Full Truck Alliance Co., Ltd. – Sponsored ADR*	22,590,931
	Web Portals / ISP – 1.78%
316,133	Baidu, Inc. – Sponsored ADR*	37,648,279
	Total China (Cost $165,533,129)	$150,285,958

	France – 8.54%
	Aerospace / Defense - Equipment – 8.38%
529,162	Airbus SE	81,706,834
543,812	Safran SA	95,791,118
		177,497,952
	Textile - Apparel – 0.16%
4,307	LVMH Moet Hennessy Louis Vuitton SE	3,490,269
	Total France (Cost $127,510,318)	$180,988,221

	Germany – 1.76%
	Aerospace / Defense – 1.09%
107,039	MTU Aero Engines AG	23,086,483
	Athletic Footwear – 0.67%
70,225	adidas AG	14,286,037
	Total Germany (Cost $35,218,043)	$37,372,520

	Hong Kong – 0.99%
	Casino Hotels – 0.99%
3,743,000	Galaxy Entertainment Group, Ltd.	20,971,403
	Total Hong Kong (Cost $22,504,387)	$20,971,403

	Japan – 4.16%
	Audio / Video Products – 3.32%
740,000	Sony Group Corp.	70,388,708
	Web Portals / ISP – 0.84%
4,988,103	Z Holdings Corp.	17,680,203
	Total Japan (Cost $64,875,588)	$88,068,911

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2023 Fair Value
	Common Stock – (continued)
	Netherlands – 1.96%
	Semiconductor Equipment – 1.96%
54,819	ASML Holding NV		$41,493,597
	Total Netherlands (Cost $31,852,604)		$41,493,597

	Taiwan – 3.98%
	Semiconductor Components - Integrated Circuits – 3.98%
811,683	Taiwan Semiconductor Manufacturing Co., Ltd. – Sponsored ADR		84,415,032
	Total Taiwan (Cost $63,349,176)		$84,415,032

	Uruguay – 2.61%
	Commercial Services - Finance – 0.45%
535,990	Dlocal, Ltd.*		9,481,663
	E-Commerce / Services – 2.16%
29,156	MercadoLibre, Inc.*	(a)	45,819,820
	Total Uruguay (Cost $33,749,132)		$55,301,483
	Total Common Stock (Cost $1,321,392,543)		$2,138,437,889
	Total Investments in Securities (Cost $1,321,392,543) – 100.98%		$2,138,437,889
	Total Purchased Options (Cost $203,148,779) – 8.87%		187,750,106
	Total Securities Sold, Not Yet Purchased (Proceeds $859,834,296) – (41.66)%		(882,242,561)
	Other Assets, in Excess of Liabilities – 31.81%**		673,678,481
	Members’ Capital – 100.00%		$2,117,623,915

(a)
Partially or wholly held in a pledge account at the Bank of New York Mellon (“Custodian”), the assets of which are pledged as collateral for securities sold, not yet purchased.

*
Non-income producing security

**
Includes $195,078,868 invested in U.S. Dollar Cash Reserve Account held by the Custodian, which is 9.21% of Members’ Capital, and foreign currency with a U.S. Dollar value of  $1,932,147 held in a Foreign Cash Account with the Custodian which is 0.09% of Members’ Capital. $91,317,588 of those amounts are held as restricted cash and are in a segregated account with the Custodian, primarily as collateral for swap contracts, in each case as at December 31, 2023.

ADR
American Depository Receipt

REIT
Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (concluded)

Investments in Securities – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Aerospace / Defense	2.33
Aerospace / Defense - Equipment	8.38
Applications Software	4.42
Athletic Footwear	0.67
Audio / Video Products	3.32
Auto - Cars / Light Trucks	0.97
Building Products - Cement / Aggregate	2.34
Casino Hotels	0.99
Coatings / Paint	0.65
Commercial Services	0.24
Commercial Services - Finance	2.01
Communications Software	1.69
Computer Aided Design	4.98
Computer Software	0.68
Computers	2.53
E-Commerce / Products	7.33
E-Commerce / Services	5.46
Electronic Components - Semiconductors	3.05
Energy - Alternate Sources	0.19
Enterprise Software / Services	1.61
Entertainment Software	0.54
Finance - Credit Card	4.56
Investments in Securities – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Finance - Investment Banker / Broker	0.51
Finance - Other Services	1.51
Human Resources	0.22
Internet Content - Entertainment	10.08
Medical - Biomedical / Genetics	2.58
Medical - Drugs	0.28
Metal Processors & Fabrication	0.27
Private Equity	0.67
Real Estate Management / Services	1.07
REITs - Diversified	2.93
Retail - Apparel / Shoes	1.52
Retail - Building Products	0.67
Retail - Major Department Stores	3.00
Retail - Restaurants	1.36
Schools	0.58
Semiconductor Components - Integrated Circuits	3.98
Semiconductor Equipment	6.96
Textile - Apparel	0.16
Transport - Services	1.07
Web Portals / ISP	2.62
Total Investments in Securities	100.98%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2023 Fair Value
			Purchased Options – 8.87%
			Equity Options – 8.73%
			Equity Call Options – 5.05%
			United States – 4.94%
			Applications Software – 0.68%
		2/16/2024
$159,985,000	4,571	$350	Microsoft Corp.	$14,467,215
			Casino Hotels – 0.61%
		3/15/2024
23,396,000	5,849	$40	Las Vegas Sands Corp.	5,176,365
		3/15/2024
25,032,000	3,576	$70	Wynn Resorts, Ltd.	7,831,440
				13,007,805
			E-Commerce / Products – 1.15%
		3/15/2024
262,435,500	18,099	$145	Amazon.com, Inc.	24,252,660
			E-Commerce / Services – 0.97%
		3/15/2024
33,800,000	130	$2,600	Booking Holdings, Inc.	12,662,000
		3/15/2024
51,894,000	5,766	$90	DoorDash, Inc., Class A	7,755,270
				20,417,270
			Electronic Component - Semiconductor – 0.83%
		2/16/2024
166,428,000	3,618	$460	NVIDIA Corp.	17,547,300
			Hotels & Motels – 0.30%
		4/19/2024
32,812,500	1,875	$175	Hilton Worldwide Holdings, Inc.	2,643,750
		3/15/2024
25,920,000	1,296	$200	Marriott International, Inc., Class A	3,797,280
				6,441,030
			Internet Content - Entertainment – 0.40%
		2/16/2024
89,411,500	2,669	$335	Meta Platforms, Inc., Class A	8,500,765
			Total United States (Cost $107,523,292)	$104,634,045

			Taiwan – 0.11%
			Semiconductor Components - Integrated
			Circuits – 0.11%
20,387,000	2,146	2/16/2024 $95	Taiwan Semiconductor Manufacturing Co., Ltd. – Sponsored ADR	2,274,760
			Total Taiwan (Cost $2,186,815)	$2,274,760
			Total Equity Call Options (Cost $109,710,107)	$106,908,805
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options (continued)

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2023 Fair Value
			Purchased Options – (continued)
			Equity Options – (continued)
			Equity Put Options – 3.68%
			United States – 3.68%
			Communications Software – 0.32%
		3/15/2024
$56,208,000	7,026	$80	Zoom Video Communications, Inc., Class A	$6,780,090
			Growth & Income – Large Cap – 0.46%
		9/20/2024
678,699,000	16,758	$405	SPDR S&P 500 ETF Trust	9,736,398
			Sector Fund – Technology – 2.81%
		9/20/2024
317,600,240	9,080	$349.78	Invesco QQQ Trust Series 1	6,946,200
		9/20/2024
1,537,349,440	40,480	$379.78	Invesco QQQ Trust Series 1	52,543,040
				59,489,240
			Web Portals / ISP – 0.09%
		3/15/2024
91,481,000	7,037	$130	Alphabet, Inc., Class A	1,899,990
			Total United States (Cost $89,405,562)	$77,905,718
			Total Equity Put Options (Cost $89,405,562)	$77,905,718
			Total Equity Options (Cost $199,115,669)	$184,814,523

			Currency Put Options – 0.14%
			United States – 0.14%
		6/21/2024
5,673,613	111,247,318	$5.10	USD-BRL	2,740,728
		6/21/2024
12,671,521	166,730,539	$7.60	USD-CNH	194,855
			Total United States (Cost $4,033,110)	$2,935,583
			Total Currency Put Options (Cost $4,033,110)	$2,935,583
			Total Purchased Options (Cost $203,148,779)	$187,750,106

ADR
American Depository Receipt

BRL
Brazilian Real

CNH
Chinese Renminbi Yuan

ETF
Exchange-Traded Fund

SPDR
Standard & Poor’s Depository Receipt

USD
United States Dollar

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options (concluded)

Purchased Options – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Applications Software	0.68
Casino Hotels	0.61
Communications Software	0.32
Currency	0.14
E-Commerce / Products	1.15
E-Commerce / Services	0.97
Electronic Component - Semiconductor	0.83
Purchased Options – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Growth & Income - Large Cap	0.46
Hotels & Motels	0.30
Internet Content - Entertainment	0.40
Sector Fund - Technology	2.81
Semiconductor Components - Integrated Circuits	0.11
Web Portals / ISP	0.09
Total Purchased Options	8.87%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased

Shares		December 31, 2023 Fair Value
	Securities Sold, Not Yet Purchased – 41.66%
	Common Stock – 41.66%
	United States – 35.66%
	Advertising Agencies – 0.51%
125,267	Omnicom Group, Inc.	$10,836,848
	Advertising Services – 0.37%
241,960	The Interpublic Group of Cos., Inc.	7,897,574
	Apparel Manufacturers – 0.10%
496,660	Hanesbrands, Inc.*	2,215,104
	Applications Software – 0.22%
246,014	Asana, Inc., Class A*	4,676,726
	Auto - Cars / Light Trucks – 0.69%
1,205,620	Ford Motor Co.	14,696,508
	Broadcast Services / Programs – 0.23%
433,148	Warner Bros. Discovery, Inc.*	4,929,224
	Cable / Satellite TV – 1.29%
70,013	Charter Communications, Inc., Class A*	27,212,653
	Cellular Telecommunications – 1.91%
252,242	T-Mobile US, Inc.	40,441,960
	Commercial Banks – 1.03%
95,404	Cathay General Bancorp	4,252,156
197,182	CVB Financial Corp.	3,981,105
111,147	East West Bancorp, Inc.	7,997,027
508,599	Valley National Bancorp	5,523,385
		21,753,673
	Commercial Services – 0.42%
102,747	CoStar Group, Inc.*	8,979,060
	Commercial Services - Finance – 0.52%
229,437	H&R Block, Inc.	11,097,868
	Computer Data Security – 1.30%
203,151	Fortinet, Inc.*	11,890,428
50,374	Qualys, Inc.*	9,887,409
20,746	Rapid7, Inc.*	1,184,597
95,628	Tenable Holdings, Inc.*	4,404,625
		27,367,059
	Computer Services – 0.89%
116,086	Cognizant Technology Solutions Corp.*	8,767,975
33,981	EPAM Systems, Inc.*	10,103,911
		18,871,886
	Computer Software – 0.79%
3,712	Bandwidth, Inc., Class A*	53,713
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2023 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Computer Software – (continued)
72,357	Box, Inc., Class A*	$1,853,063
415,565	C3.ai, Inc., Class A*	11,930,871
65,986	Teradata Corp.*	2,871,051
		16,708,698
	Consulting Services – 0.82%
72,242	Verisk Analytics, Inc.	17,255,724
	Consumer Products - Miscellaneous – 0.28%
47,916	Kimberly-Clark Corp.	5,822,273
	E-Commerce / Products – 0.62%
212,783	Wayfair, Inc., Class A*	13,128,711
	Electric - Distribution – 0.17%
39,635	Consolidated Edison, Inc.	3,605,596
	Electric - Integrated – 0.32%
96,849	The Southern Co.	6,791,052
	Electronic Components – Semiconductors – 5.71%
120,690	GLOBALFOUNDRIES, Inc.*	7,313,814
197,173	Microchip Technology, Inc.	17,781,061
48,673	NVIDIA Corp.	24,103,843
318,007	ON Semiconductor Corp.*	26,563,125
264,935	Texas Instruments, Inc.	45,160,820
		120,922,663
	Enterprise Software / Services – 0.21%
264,601	Palantir Technologies Inc., Class A*	4,543,199
	Finance - Credit Card – 0.17%
299,046	The Western Union Co.	3,564,628
	Food - Miscellaneous / Diversified – 2.28%
308,435	Campbell Soup Co.	13,333,645
25,772	Conagra Brands, Inc.	738,626
317,643	General Mills, Inc.	20,691,265
111,035	Kellogg Co.	6,207,967
202,079	The Kraft Heinz Co.	7,472,881
		48,444,384
	Hotels & Motels – 0.53%
99,218	Choice Hotels International, Inc.*	11,241,399
	Internet Content - Entertainment – 0.26%
320,256	Snap, Inc., Class A*	5,421,934
	Investment Management / Advisory Services – 1.34%
264,057	T. Rowe Price Group, Inc.	28,436,298

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2023 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Medical - Biomedical / Genetics – 0.63%
46,590	Amgen, Inc.	$13,418,852
	Medical - Drugs – 1.11%
152,405	Bristol-Myers Squibb Co.	7,819,901
100,060	Johnson & Johnson	15,683,404
		23,503,305
	Private Equity – 1.03%
166,085	Blackstone, Inc.	21,743,848
	Real Estate Management / Services – 0.84%
152,580	Anywhere Real Estate, Inc.*	1,237,424
124,535	CBRE Group, Inc., Class A*	11,592,963
446,017	Cushman & Wakefield PLC*	4,816,984
		17,647,371
	REITs - Health Care – 0.30%
128,894	Ventas, Inc.	6,424,077
	REITs - Office Property – 2.36%
226,389	Boston Properties, Inc.	15,885,716
126,253	Brandywine Realty Trust	681,766
474,102	Douglas Emmett, Inc.	6,874,479
102,192	Hudson Pacific Properties, Inc.	951,408
160,790	Kilroy Realty Corp.	6,405,874
243,136	SL Green Realty Corp.	10,982,453
297,417	Vornado Realty Trust	8,402,030
		50,183,726
	REITs - Shopping Centers – 0.09%
84,433	Kimco Realty Corp.	1,799,267
	REITs - Storage – 2.16%
166,874	CubeSmart	7,734,610
124,092	Public Storage	37,848,060
		45,582,670
	REITs - Warehouse / Industrial – 0.28%
44,965	Prologis, Inc.	5,993,835
	Retail - Major Department Stores – 0.41%
465,972	Nordstrom, Inc.	8,597,183
	Retail - Miscellaneous / Diversified – 0.18%
278,261	Sally Beauty Holdings, Inc.*	3,695,306
	Retail - Regional Department Stores – 0.86%
347,129	Kohl’s Corp.	9,955,660
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2023 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Retail - Regional Department Stores – (continued)
411,520	Macy’s, Inc.	$8,279,782
		18,235,442
	Retail - Restaurants – 0.10%
63,307	The Cheesecake Factory, Inc.	2,216,378
	Telephone - Integrated – 1.24%
530,351	AT&T, Inc.	8,899,290
457,988	Verizon Communications, Inc.	17,266,148
		26,165,438
	Transport - Services – 1.09%
268,133	CH Robinson Worldwide, Inc.	23,164,010
	Total United States (Proceeds $733,451,381)	$755,233,410

	Canada – 0.42%
	Medical - Drugs – 0.00%
7,070	Canopy Growth Corp.*	36,162
	Private Equity – 0.42%
219,352	Brookfield Corp.	8,800,402
	Total Canada (Proceeds $10,221,625)	$8,836,564

	China – 1.93%
	Auto - Cars / Light Trucks – 1.10%
107,691	Li Auto, Inc. – Sponsored ADR*	4,030,874
1,244,494	NIO, Inc. – Sponsored ADR*	11,287,561
549,914	Xpeng, Inc. – Sponsored ADR*	8,023,245
		23,341,680
	Internet Content - Information / Network – 0.51%
285,400	Tencent Holdings, Ltd.	10,730,986
	Metal - Aluminum – 0.01%
730,400	China Zhongwang Holdings, Ltd.*	157,144
	Retail - Drug Stores – 0.03%
305,400	Ping An Healthcare and Technology Co., Ltd.*	694,611
	Wireless Equipment – 0.28%
2,946,800	Xiaomi Corp., Class B*	5,887,147
	Total China (Proceeds $48,438,887)	$40,811,568

	France – 0.45%
	REITs - Regional Malls – 0.11%
85,473	Klepierre SA	2,330,230

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2023 Fair Value
	Common Stock – (continued)
	France – (continued)
	REITs - Shopping Centers – 0.34%
97,193	Unibail-Rodamco-Westfield*	$7,184,815
	Total France (Proceeds $6,060,399)	$9,515,045

	Germany – 1.26%
	Enterprise Software / Services – 1.26%
173,453	SAP SE	26,725,045
	Total Germany (Proceeds $23,134,282)	$26,725,045

	Hong Kong – 0.16%
	Electric - Integrated – 0.16%
578,500	Power Assets Holdings, Ltd.	3,352,367
	Total Hong Kong (Proceeds $3,940,158)	$3,352,367

	Israel – 0.47%
	Auto/Truck Parts & Equipment - Original – 0.47%
230,458	Mobileye Global, Inc., Class A*	9,983,441
	Total Israel (Proceeds $7,287,122)	$9,983,441

	Japan – 0.41%
	Auto - Cars / Light Trucks – 0.41%
475,800	Toyota Motor Corp.	8,742,800
	Total Japan (Proceeds $8,867,351)	$8,742,800

	Switzerland – 0.33%
	Medical - Drugs – 0.33%
69,059	Novartis AG – Sponsored ADR	6,972,887
	Total Switzerland (Proceeds $5,542,728)	$6,972,887

	Taiwan – 0.57%
	Semiconductor Components - Integrated Circuits – 0.57%
1,426,647	United Microelectronics Corp. – Sponsored ADR	12,069,434
	Total Taiwan (Proceeds $12,890,363)	$12,069,434
	Total Common Stock (Proceeds $859,834,296)	$882,242,561
	Total Securities Sold, Not Yet Purchased (Proceeds
	$859,834,296)	$882,242,561

*
Non-income producing security

ADR
American Depository Receipt

REIT
Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (concluded)

Securities Sold, Not Yet Purchased – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Advertising Agencies	0.51
Advertising Services	0.37
Apparel Manufacturers	0.10
Applications Software	0.22
Auto / Truck Parts & Equipment - Original	0.47
Auto - Cars / Light Trucks	2.20
Broadcast Services / Programs	0.23
Cable / Satellite TV	1.29
Cellular Telecommunications	1.91
Commercial Banks	1.03
Commercial Services	0.42
Commercial Services - Finance	0.52
Computer Data Security	1.30
Computer Services	0.89
Computer Software	0.79
Consulting Services	0.82
Consumer Products - Miscellaneous	0.28
E-Commerce / Products	0.62
Electric - Distribution	0.17
Electric - Integrated	0.48
Electronic Components - Semiconductors	5.71
Enterprise Software / Services	1.47
Finance - Credit Card	0.17
Food - Miscellaneous / Diversified	2.28
Hotels & Motels	0.53
Securities Sold, Not Yet Purchased – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Internet Content - Entertainment	0.26
Internet Content - Information / Network	0.51
Investment Management / Advisory Services	1.34
Medical - Biomedical / Genetics	0.63
Medical - Drugs	1.44
Metal - Aluminum	0.01
Private Equity	1.45
Real Estate Management / Services	0.84
REITs - Health Care	0.30
REITs - Office Property	2.36
REITs - Regional Malls	0.11
REITs - Shopping Centers	0.43
REITs - Storage	2.16
REITs-Warehouse / Industrial	0.28
Retail - Drug Stores	0.03
Retail - Major Department Stores	0.41
Retail - Miscellaneous / Diversified	0.18
Retail - Regional Department Stores	0.86
Retail - Restaurants	0.10
Semiconductor Components - Integrated Circuits	0.57
Telephone - Integrated	1.24
Transport - Services	1.09
Wireless Equipment	0.28
Total Securities Sold, Not Yet Purchased	41.66%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Gain***
	Swap Contracts – 4.34%
	Total Return Swap Contracts - Unrealized Gain – 5.62%
	United States – 4.88%
	Private Equity – 0.85%
$15,300,635	6/3/2024	The Carlyle Group, Inc.	$17,979,251
		Agreement with Morgan Stanley, dated 11/16/2017 to receive the total return of the shares of The Carlyle Group, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.45%**.
	Web Portals / ISP – 4.03%
71,283,520	6/3/2024	Alphabet, Inc., Class A	85,294,479
		Agreement with Morgan Stanley, dated 07/08/2011 to receive the total return of the shares of Alphabet Inc., Class A in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$103,273,730

	Brazil – 0.17%
	Commercial Services - Finance – 0.09%
(3,156,941)	2/3/2026	Cielo SA	1,920,423
		Agreement with Morgan Stanley, dated 02/12/2019 to deliver the total return of the shares of Cielo SA in exchange for interest based on the Daily Fed Funds Effective Rate less 1.00%**.
	Finance - Other Services – 0.08%
20,365,724	2/3/2026	B3 SA-Brasil Bolsa Balcao	1,649,500

Agreement with Morgan Stanley, dated
01/30/2019 to receive the total return of the
shares of B3 SA-Brasil Bolsa Balcao in exchange
for interest based on the Daily Fed Funds
Effective Rate plus 1.00%**.

	Total Brazil		$3,569,923
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – 5.62%(continued)
	Japan – 0.15%
	Audio / Video Products – 0.12%
$(9,745,536)	12/24/2024	Sharp Corp.	$2,649,154
		Agreement with Morgan Stanley, dated 08/03/2012 to deliver the total return of the shares of Sharp Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment – 0.03%
(458,097)	12/24/2024	Konica Minolta, Inc.	127,312
		Agreement with Morgan Stanley, dated 04/13/2011 to deliver the total return of the shares of Konica Minolta, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
(7,323,581)	12/24/2024	Ricoh Co., Ltd.	489,074
		Agreement with Morgan Stanley, dated 05/24/2012 to deliver the total return of the shares of Ricoh Co., Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
			616,386
	Total Japan		$3,265,540

	Spain – 0.30%
	Building - Heavy Construction – 0.30%
5,453,251	1/4/2027	Cellnex Telecom SA	6,296,816
		Agreement with Morgan Stanley, dated 05/06/2015 to receive the total return of the shares of Cellnex Telecom SA in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$6,296,816

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – 5.62%(continued)
	Sweden – 0.02%
	Auto - Cars / Light Trucks – 0.02%
$(2,043,242)	1/4/2027	Volvo Car AB, Class B	$402,089
		Agreement with Morgan Stanley, dated 10/24/2022 to deliver the total return of the shares of Volvo Car AB, Class B in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Total Sweden		$402,089

	United Kingdom – 0.10%
	Cosmetics & Toiletries – 0.05%
(14,406,160)	1/4/2027	Unilever PLC	1,166,359
		Agreement with Morgan Stanley, dated 12/23/2019 to deliver the total return of the shares of Unilever PLC in exchange for interest based on the Daily Fed Funds Effective Rate less 0.35%**.
	Food - Retail – 0.05%
(2,809,668)	12/16/2026	Marks & Spencer Group PLC	1,048,907

Agreement with Morgan Stanley, dated
02/16/2016 to deliver the total return of the shares
of Marks & Spencer Group PLC in exchange for
interest based on the Daily Fed Funds Effective
Rate less 0.30%**.

	Total United Kingdom		$2,215,266
	Total Return Swap Contracts - Unrealized Gain****		$119,023,364

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (1.28%)
	Australia – (0.05%)
	Commercial Banks - Non-US – (0.05%)
$(7,908,498)	12/27/2024	Commonwealth Bank of Australia	$(1,091,140)

Agreement with Morgan Stanley, dated
02/24/2016 to deliver the total return of the shares
of Commonwealth Bank of Australia in exchange
for interest based on the Daily Fed Funds
Effective Rate less 0.40%**.

	Total Australia		$(1,091,140)

	Japan – (0.96%)
	Office Automation & Equipment – (0.03%)
(17,181,868)	12/24/2024	Canon, Inc.	(691,770)
		Agreement with Morgan Stanley, dated 03/31/2020 to deliver the total return of the shares of Canon, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment – (0.93%)
(39,106,442)	12/24/2024	Advantest Corp.	(5,162,525)
		Agreement with Morgan Stanley, dated 08/26/2011 to deliver the total return of the shares of Advantest Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
(38,307,050)	12/24/2024	Tokyo Electron, Ltd.	(14,309,273)
		Agreement with Morgan Stanley, dated 11/10/2020 to deliver the total return of the shares of Tokyo Electron, Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$(20,163,568)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (continued)
	Taiwan – (0.21%)
	Electronic Components - Miscellaneous – (0.01%)
$(2,157,364)	1/25/2024	AUO Corp.	$(172,791)
		Agreement with Morgan Stanley, dated 07/26/2012 to deliver the total return of the shares of AUO Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 1.00%**.
	Power Conversion / Supply Equipment – (0.10%)
13,429,368	1/25/2024	Delta Electronics, Inc.	(2,007,105)
		Agreement with Morgan Stanley, dated 06/14/2023 to receive the total return of the shares of Delta Electronics, Inc, in exchange for interest based on the Daily Fed Funds Effective Rate plus 1.25%**.
	Semiconductor Components - Integrated Circuits – (0.10%)
(7,986,212)	1/25/2024	Novatek Microelectronics, Ltd.	(2,217,578)

Agreement with Morgan Stanley, dated
07/19/2013 to deliver the total return of the shares
of Novatek Microelectronics, Ltd. in exchange
for interest based on the Daily Fed Funds
Effective Rate less 2.13%**.

(816,219)	1/25/2024	United Microelectronics Corp.	(63,459)

Agreement with Morgan Stanley, dated
08/08/2013 to deliver the total return of the shares
of United Microelectronics Corp. in exchange for
interest based on the Daily Fed Funds Effective
Rate less 1.63%**.

	Total Taiwan		$(4,460,933)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2023 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (continued)
	United Kingdom – (0.06%)
	Building - Maintenance & Service – (0.06%)
$4,056,175	12/16/2026	Rentokil Initial PLC	$(1,279,094)
		Agreement with Morgan Stanley, dated 07/12/2023 to receive the total return of the shares of Rentokil Initial PLC in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.65%**.
	Retail - Apparel / Shoes – (0.00%)
(3,044,565)	12/16/2026	Next PLC	(57,704)
		Agreement with Morgan Stanley, dated 03/24/2016 to deliver the total return of the shares of Next PLC in exchange for interest based on the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$(1,336,798)
	Total Return Swap Contracts - Unrealized Loss*****		$(27,052,439)
	Total Swap Contracts, net		$91,970,925

*
Per the terms of the executed swap agreement, no periodic payments were made. A single payment is made upon the maturity of each swap contract.

**
Financing rate is variable. Rate indicated is as of December 31, 2023.

***
The fair value of the Total Return Swap Contracts is the same as the unrealized gain/(loss). For this reason, fair value has not been separately shown. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts.

****
Includes all Total Return Swap Contracts in a gain position. The unrealized gain on these contracts are included as part of unrealized gain on Total Return Swap Contracts in the Statement of Assets, Liabilities and Members’ Capital.

*****
Includes all Total Return Swap Contracts in a loss position. The unrealized loss on these contracts are included as part of unrealized loss on Total Return Swap Contracts in the Statement of Assets, Liabilities and Members’ Capital.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (concluded)

Swap Contracts – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Audio / Video Products	0.12
Auto - Cars / Light Trucks	0.02
Building - Heavy Construction	0.30
Building - Maintenance & Service	(0.06)
Commercial Banks - Non-US	(0.05)
Commercial Services - Finance	0.09
Cosmetics & Toiletries	0.05
Electronic Components - Miscellaneous	(0.01)
Finance - Other Services	0.08
Food - Retail	0.05
Swap Contracts – By Industry	December 31, 2023 Percentage of Members’ Capital (%)
Office Automation & Equipment	0.00
Power Conversion / Supply Equipment	(0.10)
Private Equity	0.85
Retail - Apparel / Shoes	(0.00)
Semiconductor Components - Integrated Circuits	(0.10)
Semiconductor Equipment	(0.93)
Web Portals / ISP	4.03
Total Swap Contracts	4.34%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2023
Investment income
Interest	$19,719,293
Dividends (net of withholding taxes of $1,188,163)	17,076,260
Total investment income	36,795,553
Expenses
Administration fees	28,065,668
Prime broker fees	23,452,055
Dividends on securities sold, not yet purchased	20,638,657
Advisor fees	8,315,753
Interest expense	2,005,457
Accounting and investor services fees	1,249,456
Legal fees	649,171
Custodian fees	501,112
Audit and tax fees	431,951
Board of Managers’ fees and expenses	422,000
Insurance expense	177,082
Printing expense	97,204
Miscellaneous	560,812
Total operating expenses	86,566,378
Net investment loss	(49,770,825)
Net realized and net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions, forward and swap contracts

Net realized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions, forward and swap contracts
Net realized gain on investments in securities	270,763,047
Net realized gain on purchased options	26,658,386
Net realized gain on written options	1,232,964
Net realized gain on foreign currency transactions	6,723
Net realized gain on forward contracts	404
Net realized loss on swap contracts	(55,858,781)
Net realized loss on securities sold, not yet purchased	(89,239,786)
Total net realized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions, forward and swap contracts	153,562,957
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts
Net change in unrealized gain/(loss) on investments in securities	512,830,878
Net change in unrealized gain/(loss) on swap contracts	55,405,504
Net change in unrealized gain/(loss) on purchased options	1,432,409
Net change in unrealized gain/(loss) on foreign currency transactions	(10,474)
Net change in unrealized gain/(loss) on written options	(1,448,168)
Net change in unrealized gain/(loss) on securities sold, not yet purchased	(167,736,655)
Total net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	400,473,494
Net realized gain and net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions, forward and swap contracts	554,036,451
Net increase in Members’ Capital resulting from operations	$504,265,626
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statements of Changes in Members’ Capital

	Special Advisory Member	Members	Total
MEMBERS’ CAPITAL, December 31, 2021	$—	$3,312,937,286	$3,312,937,286
From investment activities
Net investment loss	$—	$(62,932,562)	$(62,932,562)
Net realized loss on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	(136,061,507)	(136,061,507)
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	(1,158,219,185)	(1,158,219,185)
Incentive allocation	2,610	(2,610)	—
Net decrease in Members’ Capital resulting from operations	2,610	(1,357,215,864)	(1,357,213,254)
Members’ Capital transactions
Capital contributions	—	64,383,878	64,383,878
Capital withdrawals	(2,610)	(204,831,538)	(204,834,148)
Net decrease in Members’ Capital resulting from capital transactions	(2,610)	(140,447,660)	(140,450,270)
MEMBERS’ CAPITAL, December 31, 2022	$—	$1,815,273,762	$1,815,273,762
From investment activities
Net investment loss	$—	$(49,770,825)	$(49,770,825)
Net realized gain on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions, forward and swap contracts	—	153,562,957	153,562,957
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	400,473,494	400,473,494
Incentive allocation	476,720	(476,720)	—
Net increase in Members’ Capital resulting from operations	476,720	$503,788,906	$504,265,626
Members’ Capital transactions
Capital contributions	—	15,465,287	15,465,287
Capital withdrawals	(476,720)	(216,904,040)	(217,380,760)
Net decrease in Members’ Capital resulting from capital transactions	(476,720)	(201,438,753)	(201,915,473)
MEMBERS’ CAPITAL, December 31, 2023	$—	$2,117,623,915	$2,117,623,915
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Cash Flows

Year Ended December 31, 2023
Cash flows from operating activities
Net increase in Members’ Capital resulting from operations	$504,265,626
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash provided by operating activities:
Proceeds from sale of investments in securities	3,514,285,780
Purchase of investments in securities	(2,891,631,316)
Proceeds from sale of purchased options	1,692,818,039
Purchase of options	(1,662,172,745)
Proceeds from securities sold, not yet purchased	4,049,296,129
Cover of securities sold, not yet purchased	(4,200,849,504)
Proceeds from written options	3,041,070
Cover of written options	(4,663,174)
Net realized gain on investments in securities and purchased and written options	(209,414,611)
Net change in unrealized (gain)/loss on investments in securities, purchased and written options and swap contracts	(400,483,968)
Changes in assets and liabilities related to operations:
Increase in receivable for investment securities sold	(7,117,355)
Increase in interest receivable	(350,083)
Increase in dividends receivable	(63,784)
Decrease in other assets	1,348
Increase in payable for investment securities purchased	101,494,908
Increase in dividends payable on securities sold, not yet purchased	29,155
Increase in accounting and investor services fees payable	18,393
Decrease in due to brokers	(45,575,398)
Decrease in accrued expenses	(229,088)
Net cash provided by operating activities	442,699,422
Cash flows from financing activities
Capital contributions	15,465,287
Capital withdrawals, net of change in withdrawals payable	(180,660,261)
Net cash used in financing activities	(165,194,974)
Net change in cash, cash equivalents and restricted cash	277,504,448
Cash, cash equivalents and restricted cash at beginning of the year	475,506,697
Cash, cash equivalents and restricted cash at December 31, 2023	$753,011,145
Supplemental disclosure of cash flow information
Cash paid during the year for interest	$2,142,828
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Statement of Assets, Liabilities and Members’ Capital that sum to the total of the same amount above at December 31, 2023:

Cash and cash equivalents	$105,693,427
Restricted cash included in cash and cash equivalents	91,317,588
Restricted cash included in due from broker	556,000,130
Total cash, cash equivalents and restricted cash at December 31, 2023	$753,011,145
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023

1.
Organization

Advantage Advisers Xanthus Fund, L.L.C. (the “Company”) was organized as a limited liability company under the laws of Delaware in January 1999. The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, management investment company and operates as a diversified company. The Company’s term is perpetual, but it may be dissolved under the terms of the Third Amended and Restated Limited Liability Company Agreement of the Company dated July 1, 2018. The Company’s investment objective is to achieve maximum capital appreciation. The Company pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that Alkeon Capital Management L.L.C. (“Alkeon”), the sub-investment adviser of the Company, believes are well positioned to benefit from demand for their products or services; particularly, companies that can innovate or grow rapidly relative to their peers in their markets. These companies are generally considered to be “growth companies.” As part of its investment program, the Company may also engage in the short sales of securities that Alkeon believes are overvalued. Companies that derive major portions of their revenues from technology-related business lines or which are expected to benefit from technological events are an important part of the universe of growth companies. The Company may invest without limitation, however, in other industry sectors, if those other sectors present attractive opportunities for capital appreciation. The Company’s investment portfolio includes long and short positions primarily in equity securities, purchased and written options and total return swaps on equity securities of U.S. and non-U.S. companies. Equity securities include common and preferred stocks and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights.
Responsibility for the overall management and supervision of the operations of the Company is vested in the Board of Managers of the Company (the “Board of Managers”). There are six members of the Board of Managers, one of whom is an “interested person” of the Company as defined by the Act. The Company’s investment adviser is Advantage Advisers Multi-Manager, L.L.C. (“Multi-Manager”), a subsidiary of Oppenheimer Asset Management Inc. (“OAM”) and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”). Multi-Manager also provides certain administrative services to the Company pursuant to an administrative services agreement. Multi-Manager serves as the Company’s investment adviser pursuant to an investment advisory agreement dated July 1, 2011. OAM is the managing member of Multi-Manager and Alkeon is a non-managing member of Multi-Manager. Advantage Advisers Management, L.L.C., an affiliate of Multi-Manager (the “Special Advisory Member”), holds a non-voting special advisory member interest in the Company solely for the purpose of receiving the incentive allocation (see Note 3). OAM and Alkeon are members of the Special Advisory Member. Alkeon has been retained to manage the Company’s investment portfolio under the supervision of Multi-Manager pursuant to a Sub-Investment Advisory Agreement dated July 1, 2011.
The acceptance by the Company of initial and additional contributions from persons who purchase limited liability company interests (“Interests”) in the Company (each, a “Member” and collectively, “Members”) is subject to approval by the Board of Managers. The Company generally accepts initial and additional contributions as of the first day of each month. No

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

1.
Organization (continued)

Member has the right to require the Company to redeem any portion of its Interest. However, the Company may from time to time offer to repurchase Interests from Members. Such offers are made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. In general, Multi-Manager recommends to the Board of Managers that the Company offer to repurchase Interests twice each year, based upon the value of Interests determined as of the end of the second fiscal quarter and as of at the end of the fiscal year.
Generally, except as provided under applicable law, a Member is not liable for the Company’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member’s share of undistributed profits and assets.
2.
Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and such differences could be material.
Basis of Presentation:
The Company qualifies as an investment company under Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification 946, Financial Services — Investment Company (Topic 946), Amendments to the scope, measurement and disclosure requirements (“ASC 946”), and follows the accounting and reporting guidance of ASC 946.
The following is a summary of the Company’s significant accounting policies:
a.
Revenue Recognition

Securities transactions are recorded on a trade date basis utilizing specific identification for determining realized gains and losses associated with investment transactions. Dividends received are recorded on the ex-dividend date, net of any applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.
b.
Portfolio Valuation

The Company’s portfolio securities are valued in accordance with the Portfolio Securities Valuation Procedures (the “Valuation Policy”) adopted by the Board of Managers, which are summarized below.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

(i)
Domestic exchange traded securities (other than options and securities traded on NASDAQ) are valued as follows:

(1)
at their last composite sale prices as reported on the exchanges where those securities are traded; or

(2)
if no sales of those securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities sold, not yet purchased, as reported by those exchanges.

(ii)
Securities traded on NASDAQ are valued as follows:

(1)
at their NASDAQ Official Closing Prices (“NOCP”) (which is the last trade price at or before 4:00 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last traded price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); or

(2)
if no NOCP is available, at their last sale prices on the NASDAQ prior to the calculation of the net asset value of the Company; or

(3)
if no sale is shown on NASDAQ, at their bid prices; or

(4)
if no sale is shown and no bid price is available, the securities are valued at fair value in accordance with the procedures described below.

Securities traded on foreign securities exchanges are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold, not yet purchased) as reported by such exchange.
Listed options are valued at their bid prices (or ask prices in the case of listed written options) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. Pursuant to the Valuation Policy, the Board of Managers has designated Multi-Manager as the “valuation designee” (in such capacity, the “Valuation Designee”) to perform the fair value determinations relating to any or all Company investments and to carry out the fair value determination functions set forth in Rule 2a-5 under the Act, subject to oversight by the Board of Managers. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Designee.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

Total return swaps are valued based on the values of their reference securities determined in accordance with the procedures described above, net of any contractual terms with the counterparty.
Debt securities are valued using valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units or in consultation with brokers and dealers in such securities.
Forward contracts are traded over-the-counter. The fair value of forward contracts is determined using observable inputs such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.
All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities are fair valued as determined in good faith by, the Valuation Designee, subject to oversight by the Board of Managers. The Company includes the portion of the results of operations resulting from changes in foreign exchange rates on investments in net realized and net change in unrealized gain/(loss) on investments in securities, purchased and written options, and swap contracts in the Statement of Operations.
The determination of fair value takes into account relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Valuation Designee with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by Multi-Manager and the valuation method used by Multi-Manager with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of Multi-Manager; and (vii) the liquidity or illiquidity of the market for the security or other investment. As of December 31, 2023, no securities were fair valued by the Valuation Designee.
The fair value of the Company’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

During the year ended December 31, 2023, the Company followed authoritative guidance for fair value measurement. The authoritative guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The authoritative guidance establishes three levels of inputs in the hierarchy that may be used to measure fair value as follows:
Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Additional information on the investments can be found in the Schedule of Portfolio Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, and the Schedule of Swap Contracts.
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Company’s investments at fair value.
Assets:		Liabilities:
Valuation Inputs		Valuation Inputs
Level 1—Quoted Prices		Level 1—Quoted Prices
Investments in Securities		Securities Sold, Not Yet Purchased
Common Stock	$2,138,437,889	Common Stock	$882,242,561
Equity Options	184,814,523	Equity Options	—
Level 2—Other Significant		Level 2—Other Significant
Observable Inputs		Observable Inputs
Total Return Swaps	119,023,364	Total Return Swaps	27,052,439
Currency Options	2,935,583	Currency Options	—
Level 3—Other Significant		Level 3—Other Significant
Unobservable Inputs	—	Unobservable Inputs	—
Total	$2,445,211,359	Total	$909,295,000

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

2.
Significant Accounting Policies (continued)

c.
Cash and Cash Equivalents

The Company treats all highly liquid financial instruments that mature within three months at the time of purchase as cash equivalents. Restricted cash of  $91,317,588 listed in the Statement of Assets, Liabilities and Members’ Capital represents funds held by the Custodian, of which $81,780,341 is held as collateral for swap contracts and $5,771,003 is held as collateral for securities sold, not yet purchased and $3,766,244 represents a 5% holdback payable to certain members in connection with repurchase of their respective entire interest in the Company. In addition, at December 31, 2023, $195,078,868 in cash equivalents was held at the Custodian in a cash reserve account, and foreign currency with a U.S. Dollar value of  $1,932,147 was held by the Custodian in a foreign cash account. The Company holds foreign currency as part of its investment strategy to reduce exposure to currency risk.
The Company maintains cash in bank deposit accounts with the Custodian which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.
d.
Income Taxes

The Company is treated as a partnership for tax purposes. As a result, no Federal, state or local income taxes have been paid by the Company and Members are individually liable for the taxes on their respective shares of the Company’s income or loss. The only taxes payable by the Company on its income are foreign withholding taxes applicable to certain foreign income. The Company identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Company makes significant investments. The Company accounts for income taxes under ASC 740, Income Taxes, which provides guidance related to the evaluation of uncertain tax positions. ASC 740 requires that management evaluate whether a tax position of the Company is “more-likely-than-not” to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation process, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Derecognition of a tax benefit previously recognized could result in the Company recording a tax liability that would reduce Members’ Capital.
Based on its analysis, management has concluded that no liability for unrecognized tax exposures should be recorded related to uncertain tax positions, including consideration of penalties and interest, for open tax years. The Company accrues interest and penalties, if applicable, within country tax expense in the Statement of Operations. For the year ended December 31, 2023, the Company did not accrue any interest or penalties payable. As of December 31, 2023, the tax years that remain subject to examination by the U.S. Federal tax jurisdiction under the statute of limitations are from the year 2020 and forward and since inception in certain foreign jurisdictions. Management’s conclusions regarding the Company’s uncertain tax positions may be subject to review and adjustment at a later date based on factors

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

2.
Significant Accounting Policies (continued)

d.
Income Taxes (continued)

including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. Management does not expect that the total amount of unrecognized tax benefit will materially change over the next twelve months.
e.
New Accounting Pronouncements

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 is effective for the Company for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU No. 2022-03 to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. The Company early adopted ASU 2022-03, and there was no impact to the Company’s financial statements or disclosures.
3.
Advisory Fee, Administration Fee, Related Party Transactions and Other

Multi-Manager provides administrative and investor services to the Company for which it is paid a fee by the Company computed at the annual rate of 1.35% of Members’ Capital determined as of the start of business on the first business day of the month. It is also paid a fee by the Company for investment advisory services which is computed at the annual rate of 0.40% of Members’ Capital determined as of the start of business on the first business day of the month. Total Multi-Manager administration fees and expenses amounted to $28,065,668 and Multi-Manager advisory services fees and expenses amounted to $8,315,753 for the year ended December 31, 2023. The administration and advisory fees are computed and paid monthly in arrears to Multi-Manager.
During the year ended December 31, 2023, Oppenheimer earned $59,615 in brokerage commissions on portfolio transactions executed by it on behalf of the Company. Brokerage commissions paid by the Company are reflected in the net realized and net change in unrealized gain/(loss) on investments in securities, purchased and written options, foreign currency transactions, forward and swap contracts in the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

3.
Advisory Fee, Administration Fee, Related Party Transactions and Other
(continued)

Net profits or net losses of the Company for each fiscal period (monthly) are allocated among and credited to or debited against the capital accounts of Members (but not the Special Advisory Member) as of the last day of each fiscal period in accordance with Members’ respective investment percentages for the fiscal period. In addition, so long as Multi-Manager serves as the investment adviser of the Company, Multi-Manager (or an affiliate designated by Multi-Manager) is entitled to be the Special Advisory Member of the Company. Advantage Advisers Management, LLC serves as the Special Advisory Member and, in such capacity, generally is entitled to receive an incentive allocation (the “Incentive Allocation”), charged to the capital account of each Member as of the last day of each fiscal year (and as of the date of repurchase of the entire Interest of a Member), in an amount equal to 20% of the amount by which net profits, if any, for such period exceed the positive balance in the Member’s “Loss Recovery Account,” as defined in the Company’s confidential memorandum. The Incentive Allocation is credited to the capital account of the Special Advisory Member. By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation that was credited to its account with respect to the allocation period. During the year ended December 31, 2023, an incentive allocation of $476,720 was credited to the capital account of the Special Advisory Member of which $471,521 was payable and was included in withdrawals payable at December 31, 2023 in the Statement of Assets, Liabilities and Members’ Capital.
Each member of the Board of Managers (each a “Manager”) who is not an “interested person” of the Company, as defined by the Act, receives an annual retainer of  $50,000 plus a fee for each meeting attended. The lead independent Manager and the chair of the audit committee of the Board of Managers each receive a supplemental retainer of  $12,500 per annum. Total Board of Managers fees and expenses amounted to $422,000 during the year ended December 31, 2023. Managers who are “interested persons” of the Company do not receive any annual or other fee from the Company. Managers who are not “interested persons” are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.
The Custodian is responsible for maintaining custody of the Company’s cash and securities and for retaining sub-custodians to maintain custody of foreign securities held by the Company. Total custody fees and expenses amounted to $501,112 during the year ended December 31, 2023, of which $76,064 is still payable and included in accrued expenses in the Statement of Assets, Liabilities and Members’ Capital.
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping and investor related services. The Company pays BNY Mellon a monthly fee for these services based on Members’ Capital determined as of the last day of each month, and reimburses BNY Mellon for certain expenses. Total BNY Mellon fees and expenses were $1,249,456 during the year ended December 31, 2023, of which $210,393 is disclosed as accounting and investor services fees payable in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

3.
Advisory Fee, Administration Fee, Related Party Transactions and Other
(continued)

Morgan Stanley Fund Services USA L.L.C. (“MSFS”) is engaged to provide supplemental trade reconciliation services. The Company pays MSFS a monthly fee for such services. The total fee paid to MSFS was $166,024 during the year ended December 31, 2023, and is included in miscellaneous expense in the Statement of Operations.
Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears all costs associated with its activities as placement agent. The placement agent is entitled to charge a sales commission (placement fee) to investors of up to 3% (up to 3.1% of the amount invested) in connection with investor purchases of Interests, in its discretion. Placement fees, if any, will reduce the amount of a Member’s investment in the Company and will neither constitute an investment made by the investor in the Company nor form part of the assets of the Company. For the year ended December 31, 2023, placement fees earned by Oppenheimer were $8,420.
4.
Indemnifications

The Company has entered into various contracts that contain routine indemnification clauses. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.
5.
Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2023, were $2,891,631,316 and $3,514,285,780, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2023, were $4,200,849,504 and $4,049,296,129, respectively.
At December 31, 2023, the aggregate cost for Federal income tax purposes of portfolio securities and securities sold, not yet purchased was $1,579,604,656 and $865,817,953, respectively.
For Federal income tax purposes, at December 31, 2023, accumulated net unrealized gain on portfolio securities and securities sold, not yet purchased was $730,158,731, consisting of $877,230,769 gross unrealized gain and $147,072,038 gross unrealized loss.
6.
Due from / to Broker

The Company’s prime brokers are Morgan Stanley & Co, Inc. (“Morgan Stanley”), Merrill Lynch Professional Clearing Corp. (“Merrill Lynch”) and Goldman Sachs & Co., LLC (“Goldman Sachs”) (collectively the “Prime Brokers”).
Due from brokers on the Statement of Assets, Liabilities and Members’ Capital primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the Prime

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

6.
Due from / to Broker (continued)

Brokers as of December 31, 2023, which serves as collateral for securities sold, not yet purchased and is restricted.
The Company has the ability to trade on margin and to borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs any indebtedness. The Company pays interest on outstanding margin borrowings at the Fed Funds Effective rate plus 45 bps for balances less than $140 million and the Fed Funds Effective rate plus 200 bps for balances greater than $140 million. The Company pledges securities and cash as collateral for securities sold, not yet purchased, and margin borrowings (except for cash proceeds from the sale of securities sold, not yet purchased, held at the Prime Brokers), for which collateral is maintained in one or more segregated accounts held by the Custodian. As of December 31, 2023, the total value of this collateral was $988,455,369, comprised of pledged securities with a value of $982,684,366 which are included in investments in securities in the Statement of Assets, Liabilities and Members’ Capital and $5,771,003 of cash which is included in the cash and cash equivalents in the Statement of Assets, Liabilities and Members’ Capital. Pledged securities with a value of  $704,757,903, $212,909,355 and $65,017,108 are held at the Custodian as of such date on behalf of Morgan Stanley, Merrill Lynch and Goldman Sachs, respectively. Additional cash of  $556,000,130 was held as of such date as collateral for securities sold, not yet purchased of which $513,380,881, $15,351,448 and $27,267,801 were held at Morgan Stanley, Merrill Lynch and Goldman Sachs, respectively, which are included in the due from brokers in the Statement of Assets, Liabilities and Members’ Capital. For the year ended December 31, 2023, the average daily amount of the margin borrowings was $39,841,053 and the daily weighted average annualized interest rate was 5.03%. The Company has borrowings outstanding at December 31, 2023, totaling $2, which is recorded as due to brokers in the Statement of Assets, Liabilities and Members’ Capital.
7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Company trades various financial instruments and enters into various transactions with off-balance sheet risk. These financial instruments include options, forwards, swaps and securities sold, not yet purchased. Generally, these financial instruments (other than long options positions) represent future commitments to purchase or sell other financial instruments or to make certain payments on specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

Securities sold, not yet purchased, represents obligations of the Company to deliver specified securities and thereby creates a liability on the part of the Company to purchase such securities in the future at prevailing market prices. Accordingly, these transactions involve off-balance sheet risk as the Company’s ultimate obligation to purchase of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Primarily, the Company’s investments in securities sold, not yet purchased, and amounts included in due from/due to brokers, are positions with the Prime Brokers. Accordingly, the Company has a concentration of individual counterparty credit risk with the Prime Brokers. The Company maintains cash with the Prime Brokers and pledges securities in an account at the Custodian for the benefit of the Prime Brokers to meet margin requirements as determined by the Prime Brokers. (see Note 6)
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political, regulatory and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.
The Company has invested approximately 9.04% of Members’ Capital in equity securities (including both long and short) of Chinese companies. Political, social or economic changes in the Chinese market, as well as factors affecting international trade and finance (including the imposition by the U.S. of tariffs on Chinese goods), may have a greater impact on the value of the Company’s portfolio due to this concentration of investment in Chinese companies than would be the case absent of such concentration.
The Company may enter into forward contracts to hedge against foreign currency exchange rate risk for its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. Dollar.
Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified amount of a currency. Risks associated with these transactions are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates. Forward contracts are traded over-the-counter, and thus are subject to counterparty risk and can be illiquid. The fair value of forward contracts is obtained by applying exchange rates to notional amounts stated in the applicable contract. The gross unrealized gain is reported as an asset in the Statement of Assets, Liabilities and Members’ Capital and the gross unrealized loss is reported as a liability in the Statement of Assets, Liabilities and Members’ Capital. As of December 31, 2023, the Company did not hold forward contracts.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

In some cases, the Company uses total return swaps to obtain long or short investment exposure in lieu of directly purchasing or selling an equity security. A swap is a contract under which two parties agree to make payments to each other based on changes in specified interest rates, in a specified index or in the value of a specified security or other instrument, applied to a stated, or “notional”, amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps (which can also include contracts for difference), depending on the type of index or instrument used to calculate the payments. Such swaps increase or decrease the Company’s investment exposure to the particular interest rate, currency, commodity or equity involved. The Company determines the value of swaps based on the value of the securities or other assets to which the swaps relate as determined using the Company’s valuation procedures that are outlined in Note 2b. As of December 31, 2023, the counterparty for all of the total return swaps is Morgan Stanley. Any income earned from the swaps’ underlying instruments (i.e., dividends and interest) will be paid proportionately upon the unwinding of the swap or at its maturity. The change in value of a swap, including any amounts of financing interest and income earned from the underlying instrument but not yet paid, is reported as a net change in unrealized gains or losses in the Statement of Operations. Unrealized gains on swap contracts are reported as an asset and unrealized losses on swap contracts are reported as a liability in the Statement of Assets, Liabilities and Members’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap contract. The net realized gain/(loss) on swap contracts is reflected in the Statement of Operations within these financial statements.
Swap contracts entered into by the Company require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap contract generally will be equal to only the net amount to be paid or received under the contract based on the relative payment obligations of each party (the “net amount”).
Certain equity swaps in which the Company engages have the effect of providing economic leveraging of the Company’s assets. Such leverage can be significant. As such, the impact of an adverse change in the value of securities subject to swaps may result in losses to the Company that are greater than the nominal value of the swap as shown on the Company’s financial statements.
When the Company enters into swaps, it is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance. The Company is exposed to significant concentration of credit risk as the counterparty to all of the Company’s swap contracts is Morgan Stanley, one of the Prime Brokers. The risk of loss with respect to swaps is limited to the net amount of payments that the Company is contractually obligated to make. If the counterparty to a swap contract defaults on its obligation to the Company, the Company’s risk of loss consists of the net amount of payments that the Company contractually is entitled to receive

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

from the counterparty, which may be different than the amounts recorded in the Statement of Assets, Liabilities and Members’ Capital. The Company considers the creditworthiness of its counterparties and maintains trading relationships with well established counterparties to minimize potential credit risk.
The unrealized gain/(loss) amount presented in the Schedule of Swap Contracts, rather than the notional amount, represents the approximate future cash to be received or paid (i.e., the fair value) on each swap contract, respectively, as of December 31, 2023. The net change in unrealized gain/(loss) on swap contracts is reflected in the Statement of Operations within these financial statements.
Total return swap agreements contain provisions that require the Company to maintain a predetermined level of Members’ Capital and/or provide limits regarding decline in the Company’s Members’ Capital over one month, three months and twelve month periods. If the Company were to violate such provisions, the counterparty to a total return swap could terminate it and request immediate payment or demand increased collateral for the net obligation owed by the Company to the counterparty. Further, the agreements state that, if the authority of Multi-Manager or Alkeon is terminated and an acceptable successor is not appointed, the swaps will terminate.
As of December 31, 2023, $81,780,341 was posted by the Company as collateral related to its total return swaps. This amount is included in the cash and cash equivalents in the Statement of Assets, Liabilities and Members’ Capital within these financial statements and is restricted.
The Company may purchase put and call options on securities and use other derivative instruments in order to gain exposure to or protect against changes in the markets or the prices of securities. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.
The Company may also write (sell) put and call options on securities and use other derivative instruments in order to gain exposure to or protect against changes in the markets or the price of a security. Option contracts serve as components of the Company’s investment strategy and are utilized to structure investments with the goal of enhancing the performance of the Company.
When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. In writing an option, the Company bears the market risk of an unfavorable change in

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

the price of the security or index underlying the option. Exercise by a counterparty of an option written by the Company could require the Company to sell or buy a security at a price different from its current market price.
The Company follows authoritative guidance on disclosures about derivative instruments and hedging activities. Authoritative guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. All accounting policies and disclosures have been made in accordance with authoritative guidance and are incorporated for the current period as part of the disclosures within this note.
Multi-Manager believes the average quarterly notional amount shown in the table below is the most relevant measure of derivatives activity and is indicative of the Company’s volume of derivatives activity during the year ended December 31, 2023.
Purchased Currency options:
Average notional amount	$18,403,305
Purchased Equity options:
Average notional amount	$3,727,642,316
Written Equity options:
Average notional amount	$20,314,667
Total Return swaps:
Average notional amount	$350,511,014
The Company is exposed to certain additional risks relating to derivatives. The primary underlying risk of investing in total return swaps and equity options is equity price risk. The primary underlying risk of investing in currency options is currency exchange risk.
The following tables identify the change in unrealized gain/(loss) and the gross and net realized and unrealized gain/(loss) on derivative instruments. The gross unrealized gain and gross unrealized loss for total return swaps (equity price risk) are disclosed as an asset and a liability, respectively, in the Statement of Assets, Liabilities and Members’ Capital. As of December 31, 2023, $184,814,523 and $2,935,583 of the December 31, 2023, fair value of the purchased options disclosed in the Statement of Assets, Liabilities and Members’ Capital have equity price risk and currency price risk, respectively. The net change in unrealized gain/(loss) on purchased options, written options and swaps are reflected in the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

The Primary Underlying Risk is Equity Price Risk	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Total Year ended December 31, 2022
Purchased Equity Options	$15,955,196	$29,929,538	$(13,974,342)
Written Equity Options	1,448,168	—	1,448,168
Total Return Swaps	61,116,167	24,550,746	36,565,421
Total Year ended December 31, 2022	$78,519,531	$54,480,284	$24,039,247
Total Year ended December 31, 2023
Purchased Equity Options	$9,431,657	$23,732,803	$(14,301,146)
Written Equity Options	—	—	—
Total Return Swaps	119,023,364	27,052,439	91,970,925
Total Year ended December 31, 2023	$128,455,021	$50,785,242	$77,669,779
Total net change in unrealized gain/ (loss)	$49,935,490	$(3,695,042)	$53,630,532
The Primary Underlying Risk is Currency Risk	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Total Year ended December 31, 2022
Purchased Currency Options	$—	$2,856,740	$(2,856,740)
Total Year ended December 31, 2022	$—	$2,856,740	$(2,856,740)
Total Year ended December 31, 2023
Purchased Currency Options	$—	$1,097,527	$(1,097,527)
Total Year ended December 31, 2023	$—	$1,097,527	$(1,097,527)
Total net change in unrealized gain/ (loss)	$—	$(1,759,213)	$1,759,213
The following table identifies the gross and net realized gain/(loss) on derivative instruments. The net realized loss on derivatives are reflected in the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

The Primary Underlying Risk is Equity Price Risk	Gross Realized Gain	Gross Realized Loss	Net Realized Gain/(Loss)
Purchased Equity Options	$496,776,921	$460,940,805	$35,836,116
Written Equity Options	2,938,439	1,712,852	1,225,587
Total Return Swaps	32,814,544	88,673,325	(55,858,781)
Total	$532,529,904	$551,326,982	$(18,797,078)
The Primary Underlying Risk is Currency Risk	Gross Realized Gain	Gross Realized Loss	Net Realized Gain/(Loss)
Purchased Currency Options	$—	$9,177,730	$(9,177,730)
Forward Currency Contracts	404	—	404
Written Currency Options	7,377	—	7,377
Total	$7,781	$9,177,730	$(9,169,949)

8.
Other Risks

During the 2022 and 2023 calendar years, central banks throughout the world increased interest rates dramatically, which in turn resulted in certain inflationary pressures and created a challenging outlook for interest rates, US equity prices and economic growth. These inflationary pressures were further exacerbated by the Russia-Ukraine conflict which began in February 2022. Inflation rates continue to remain high, both in the US and abroad. To the extent the inflation rates remain high in the future, such rates may continue to result in periods of market volatility and may fuel market concerns regarding a potential economic recession.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow can lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

8.
Other Risks (continued)

has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.
On October 7, 2023, militant groups led by Hamas invaded Israel which led to the subsequent declaration of war by the Israeli government against Hamas a day later. Events in Israel and the Middle East are rapidly evolving and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies for the foreseeable future. The extent and duration of the Israel-Hamas war are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These and any related events could significantly and adversely affect the Company’s performance and the value of an investment in the Company, even in the absence of direct exposure to Israeli issuers and issuers in other countries affected by the war.
9.
Balance Sheet Offsetting

In the normal course of business, the Company enters into swaps that are governed by an agreement with Morgan Stanley. The agreement allows the Company and Morgan Stanley, as counterparty, to make net payments in respect of all transactions in the same currency, settling on the same date. The Company posts cash as collateral with the Custodian to secure the Company’s obligations to the counterparty. Such cash is held by the Custodian in a segregated account and its use is restricted. (see Note 6).
In the event that the Company fails to post collateral or to comply with any restrictions or provisions of a swap contract, the counterparty has the right to set-off any amounts payable by the Company with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose such posted collateral to satisfy any outstanding obligations.
The table below presents the swaps that are set-off, if any, as well as collateral delivered, related to those swaps. The Company presents all swaps as gross unrealized gain or loss in the Statement of Assets, Liabilities and Members’ Capital.
Offsetting of Financial Assets and Derivative Assets
	Gross Amount of Assets as Presented in the Statement of Assets, Liabilities and Members’ Capital	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital		Net Amount
		Financial Instruments	Cash Collateral Received
Total return swaps	$119,023,364	$(27,052,439)	$—	$91,970,925
Total	$119,023,364	$(27,052,439)	$—	$91,970,925

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (continued)

9.
Balance Sheet Offsetting (continued)

Offsetting of Financial Liabilities and Derivative Liabilities
	Gross Amounts of Liabilities as Presented in the Statement of Assets, Liabilities and Members’ Capital	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital		Net Amount
		Financial Instruments	Cash Collateral Pledged(a)
Total return swaps	$27,052,439	$27,052,439	$—	$—
Total	$27,052,439	$27,052,439	$—	$—

(a)
Collateral pledged to counterparties is based on notional exposure. There is $81,780,341 of collateral pledged to counterparties related to derivatives trading activities which is included in the cash and cash equivalents’ restricted cash in the Statement of Assets, Liabilities and Members’ Capital.

10.
Financial Highlights

The following represents the ratios to average Members’ Capital and other supplemental information for each period indicated:
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Members’ Capital, end of period (000s)	$2,117,624	$1,815,273	$3,312,937	$3,774,356	$2,008,674
Ratio of net investment loss to average Members’ Capital**	(2.35)%	(2.79)%	(2.76)%	(2.66)%	(2.46)%
Ratio of expenses to average Members’ Capital**	4.08%	4.09%	3.21%	3.37%	4.26%
Ratio of incentive allocation to average Members’ Capital	0.02%	0.00%***	0.00%	10.30%	5.51%
Portfolio Turnover	127%	173%	92%	151%	85%
Total return-gross*	27.95%	(40.69)%	(15.51)%	70.93%	42.87%
Total return-net*	27.95%	(40.69)%	(15.51)%	56.74%	35.60%
Ratio of average borrowings to average Members’ Capital	1.88%	4.01%	8.10%	4.24%	3.08%

*
Total return assumes a purchase of an Interest on the first day and a sale of the Interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any. The figures do not include the effect of any placement fees imposed by the placement agent.

**
Does not reflect the effect of incentive allocation to the Special Advisory Member, if any.

***
Less than 0.01%

An individual Member’s ratios and returns may vary from the above based on the timing of the Member’s capital transactions.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2023 (concluded)

11.
Subsequent Events

Management has evaluated the impact of subsequent events on the Company through the date the financial statements were issued. Management has determined that there are no material events that would require additional disclosure in the Company’s financial statements, except as disclosed below.
The Company received initial and additional contributions from Members of $ 1,948,748 from January 1, 2024 through February 27, 2024.

Advantage Advisers Xanthus Fund, L.L.C.

Supplemental Information (Unaudited)

I.
Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.
Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC’s website at http://www.sec.gov.
II.
Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC quarterly on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited)

Information pertaining to the Managers is set forth below. Additional Information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.
Independent Managers
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Luis Rubio, 68 Manager	Indefinite; Since May 2003	President of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and Director of same (1984 – 2000); Adjunct Fellow of the Center for Strategic and International Studies; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; and Director of Empresa Ica SA de CV, a Mexican construction company (since 2006).	1
Janet L. Schinderman, 72 Manager	Indefinite; Since May 2003	Education consultant specializing in international relations, board management and initiating special projects; Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School from 1990 until June 2006; and Independent director for nine registered investment companies advised by The Central Park Advisers, LLC.	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (continued)

Independent Managers (continued)
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Jesse H. Ausubel, 72 Manager	Indefinite; Since May 1999	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Director, Richard Lounsbery Foundation (1998 to present, Chair since 2017); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present).	1
Todd T. Milbourn, 54 Manager	Indefinite; Since February 2016	Professor of Finance at Olin Business School, Washington University in St. Louis (since 2010); Senior Associate Dean of Faculty and Research at Olin Business School, Washington University in St. Louis (since 2013).	1
Michael J. Murphy, 68 Manager	Indefinite; Since August 2016	Private investor (since 2013); Founding Partner and Managing Director, Libertas Partners LLC/Knight Capital Group Inc. (2004 – 2013).	1
Interested Manager
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Bryan McKigney,* 65 President, CEO, and Manager	Indefinite; Manager since December 1, 2004; President and CEO since September 23, 2004	Mr. McKigney is a Managing Director and the President of Oppenheimer Asset Management Inc. since April 2015. He was the Chief Administrative Officer prior thereto. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993).	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (concluded)

Company Officers who are not Managers
The Board of Managers has selected the following persons and Mr. McKigney to serve as officers of the Company:
Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vineet Bhalla, 63 Chief Financial Officer	One year; Since July 27, 2005
Mr. Bhalla has been an Executive Director at Oppenheimer Asset Management since January 2016 and a Senior Director since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Salvatore Faia, 61 Chief Compliance Officer	One year; Since December 31, 2014	President, Vigilant Compliance, LLC since 2004; and Director of EIP Growth and Income Fund since 2005.
Deborah Kaback, 72 Chief Legal Officer	One year; Since July 23, 2003
Ms. Kaback has been a Managing Director at Oppenheimer Asset Management since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

*
“Interested Person” of the Company as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Company and as the President of Oppenheimer Asset Management Inc., which is the managing member of the Adviser.

(1)
The address of each Manager and officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, NY 10004.

(2)
Officers are not compensated by the Company.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited)

The investment objective of Advantage Advisers Xanthus Fund, L.L.C. (the “Company”) is to achieve maximum capital appreciation. There were no material changes to the Company’s investment objective over the past year.
Investment Strategies
The Company pursues its objective by investing its assets primarily in equity securities of U.S. and foreign companies that Alkeon Capital Management, L.L.C. (the “Sub-Adviser”) believes are well positioned to benefit from demand for their products or services, particularly companies that can innovate or grow rapidly relative to their peers in their markets. These types of companies are generally considered to be “growth companies.” In addition, as part of its investment strategy, the Company effects short sales of securities that the Sub-Adviser believes are overvalued. “Equity securities” purchased by the Company may include common and preferred stocks (including initial public offerings of securities), convertible securities, stock options (call and put options), warrants and rights and other investments that possess equity characteristics.
Companies that derive a major portion of their revenues directly or indirectly from technology-related business lines or which are expected to benefit from technological events, advances or products (such companies, “Technology Companies”) are an important part of the universe of growth companies. Technology Companies currently are a significant component of the Company’s investment program. The Company may invest without limitation, however, in other market sectors, if the Sub-Adviser believes that investments in these other sectors present attractive opportunities for capital appreciation. In such circumstances, investments in technology related companies and companies affected by technological developments may represent a smaller segment of the Company’s investment portfolio.
The Company operates as a diversified investment company under the 1940 Act. This means that at least 75% of the value of the Company’s total assets must be represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities which in respect of any issuer are limited to an amount not greater than 5% of the value of the total assets of the Company and to not more than 10% of the outstanding voting securities of such issuer. In addition, the Company intends to invest no more than 15% of the value of its total assets (measured at the time of purchase) in the securities of any one issuer. Certain positions, however, may comprise a greater portion of the Company’s total assets as their values increase over time.
The Company is not subject to any restriction as to market capitalization of companies in which it invests; nevertheless, the Sub-Adviser considers market capitalization of companies in making its investment decisions for the Company to the extent that affects the risks of investment. The Company may invest a significant portion of its assets in securities of  “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their operations or assets located outside of the U.S. The Company’s investments in foreign issuers may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries.

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The Company effects short sales of securities when the Sub-Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. Under circumstances when the Sub-Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Company’s portfolio may have a “net-short bias,” where the dollar value of the short positions exceeds the dollar value of long positions. The Company may also effect short sales for hedging purposes. Due to limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and operational requirements, the Company generally expects that no more than 50 percent of its total assets to be represented by short sales.
The Company may also make frequent use of leverage for investment purposes, including to facilitate short sales of securities. In this regard, the Company may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests. Certain of the Company’s transactions in derivatives may also constitute the use of leverage. Borrowings are considered to be “senior securities” for purposes of the 1940 Act and are subject to a 300% asset coverage requirement imposed by the 1940 Act (the “Asset Coverage Requirement”). The Sub-Adviser may also use total return swaps, including equity, interest rate, index and currency rate swaps, as well as swaptions, to gain long or short investment exposures in lieu of purchasing or selling an equity security directly. The Company will generally not treat such transactions as borrowings of money subject to the Asset Coverage Requirement. Rule 18f-4 under the 1940 Act regulates the Company's use of derivatives and certain related instruments.
In addition to the investment strategies described above, the Company may, from time to time, invest in debt securities and certain derivative instruments (in addition to options and swaps), such as forward contracts, futures, options on stock indices and structured-equity notes. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
The Company may also purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and are designed to track the investment performance of a specified index, market sector or basket of securities and shares of similar investment vehicles that are not registered under the 1940 Act and effect short sales of these shares. Transactions in these types of securities may be used in seeking capital appreciation or for hedging purposes. The Sub-Adviser has broad discretion in making investments for the Company.
During periods of adverse market conditions in the equity securities markets, the Company may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities or money market instruments or may hold its assets in cash. The Company also invests in money market instruments for liquidity purposes.
While the Company may trade commodity interests, the Adviser, with respect to the Company, has claimed an exclusion from the definition of the term “commodity pool operator” (a “CPO”) pursuant to

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U.S. Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to the obligations of a registered CPO under the Commodity Exchange Act with respect to the Company. The Adviser qualifies for an exclusion with respect to the Company under Rule 4.5 on the basis that, among other things, the Company does not engage in significant levels of commodity interest trading other than possibly for hedging purposes.
There were no material changes to the Company’s principal investment strategies over the past year.
Investment Policies
The Company has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act):
(1)
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector.

(2)
The Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of  “senior securities” representing indebtedness, to the extent permitted by the 1940 Act.

(3)
The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securites Act of 1933, as amended (the “1933 Act”) in connection with the disposition of its portfolio securities.

(4)
The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

(5)
The Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company’s investment policies as in effect from time to time.

(6)
The Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Company is also fundamental and may not be changed without a vote of a majority (as defined by the 1940 Act) of the Company’s outstanding voting securities.
There were no material changes to the Company’s investment policies over the past year.
Principal Risks
The securities and instruments in which the Company invests, and the investment techniques used by the Company involve certain risks. There can be no assurance that the Company’s investment objective will

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be achieved. Prospective investors should invest only if they can sustain a complete loss of their investment. To the extent that the Company makes substantial investments in securities of issuers in a single industry sector, the risk of any investment decision is increased. In addition, the value of the Company’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Investors could lose some or all of their investment.
The section below does not describe all risks associated with an investment in the Company. Additional risks and uncertainties may also adversely affect and impair the Company.
There were no material changes to the Company’s principal risks over the past year, other than to reflect the implementation of new regulatory requirements applicable to the Company, including pursuant to Rule 18f-4 and 2a-5 under the 1940 Act.
General Risks
Risks Related to the Nature of Investments
There can be no assurance that Advantage Advisers Multi-Manager, L.L.C. (the “Adviser”) will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio (especially fixed income securities) may fluctuate as the general level of interest rates fluctuates. Furthermore, in addition to market and economic conditions affecting the securities markets generally, the Company’s investments and its performance will be affected by risk factors particular to the specific sectors in which it invests.
Risks of Equity Securities
The success of the Company’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Company’s investments. Unexpected volatility or illiquidity could impair the Company’s profitability or result in losses.
A significant portion of the Company’s investment portfolio normally consists of long and short positions in common stocks and other equity securities (including derivatives, such as swap agreements, having returns linked to the prices of such stocks and securities). The value of the Company’s equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.
The Company’s investments in equity securities of U.S. companies may include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a

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national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest, and the Company may invest a portion of its assets in securities of companies having smaller market capitalizations. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies.
Risks of Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company’s ability to achieve its investment objective.
Risks of Bonds and Other Fixed-Income Securities
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).
The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

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Risks of Exchange Traded Funds and Other Similar Instruments
Generally, ETFs in which the Company invests are investment companies that are registered under the 1940 Act and hold portfolios of common stocks designed to track the performance of a particular index. Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.
Because ETFs and pools that issue similar instruments bear various fees and expenses, the Company’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Sub-Adviser considers the expenses associated with an investment in determining whether to invest in an ETF or other instrument.
Sector Concentration Risk
Although the Company operates as a diversified investment company under the 1940 Act, its investments may be concentrated in one or more industry sectors based on the Adviser and Sub-Adviser’s perception of investment opportunities or as the value of a particular investment increases. The Company is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Company would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Company may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Company’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector. However, it may invest 25% or more of its assets in securities of issuers engaged in related industries within a particular industry sector, including industries related to identical products. As discussed previously, such related industries may be similarly affected by a single economic, political or regulatory event or development affecting their common products.
Focused Portfolio Risk
Although the Company operates as a diversified investment company, to the extent the Company invests significant assets in the securities of fewer issuers, including having concentrated exposure to a single issuer or a small number of issuers, the Company will be subject to greater risk of loss if any of those issuers’ securities decrease in value. Additionally, investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Company’s net asset value.

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Risks of Technology Company Securities
Investing in securities of Technology Companies involves certain risks. These risks include: the fact that certain companies in the Company’s portfolio may have limited operating histories; rapidly changing technologies may cause a company’s products to become obsolete; cyclical patterns in technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investor sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the prices of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Company’s performance to experience substantial volatility.
Risks of Growth Company Securities
Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets as compared to value or other types of stocks.
Risk of Net-Long Bias
The Company’s portfolio has historically operated with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Company’s portfolio to more downside volatility than would be the case if the Company’s portfolio had greater short exposure.
Foreign Securities; Emerging Markets; Currency Risks
Foreign securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices and expenses; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income or gross sale or disposition proceeds; and difficulties in invoking legal process abroad and enforcing contractual obligations.

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Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.
Foreign Currency Transactions
Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Company agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Company contracted to receive in the exchange. The Sub-Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
The Company may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. There may be imperfect correlation between the Company’s foreign securities holdings and the forward contracts entered into with respect to those holdings. There is no requirement that the Company hedge all or any portion of its exposure to foreign currency risks.
Leverage Risks
Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company’s investment portfolio. In the event of a sudden, precipitous drop in value of the Company’s assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness.

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Short Sales
The Company may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. There is a risk that the securities borrowed to effect a short sale may need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Company’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.
During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Sub-Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Company’s ability to pursue its investment strategy. The general negative perceptions of short-sellers may also limit the Sub-Adviser’s access to management of various issuers and hamper its research efforts.
Repurchase Agreements Risk
Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.
Reverse Repurchase Agreements Risk
Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Company’s investment portfolio.
Risks of Purchasing Initial Public Offerings
The Company may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. The

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limited number of shares available for trading in some initial public offerings may make it more difficult for the Company to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors, or may be otherwise undercapitalized.
Risks of Special Investment Instruments and Techniques
The Company may utilize a variety of special investment instruments and techniques to hedge its investment portfolio against various risks or for non-hedging purposes to pursue the Company’s investment objective. These strategies may be executed through derivative transactions. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and, when derivatives are used for hedging purposes, there is the risk that changes in the value of a derivative held by the Company will not correlate with the underlying instruments or the respective fund’s other investments that are being hedged. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company’s investment objective. There is no requirement that the Company hedge its portfolio or any of its investment positions.
Call and Put Options on Individual Securities.   The Company may purchase call and put options in respect of specific securities and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. The sale of a covered call option by the Company exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.
Warrants and Rights.   Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not

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necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.
Call and Put Options on Securities Indices.   A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.
Currency Options.   The Company may engage in transactions for currency options either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk, among others.
Additional Derivative Transactions.   The Company may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. Special risks may apply to instruments that are invested in by the Company in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Company. Most swap agreements entered into by the Company require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Company’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Company is contractually obligated to make, and may involve significant economic leverage. Swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.
Lending Portfolio Securities
Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.
When-Issued and Forward Commitment Securities
The Company may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued

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security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In these cases, the Company may incur a loss.
Risks Relating to the Operations and Investment Activities of the Company
Systems and Operational Risks
Failures in the systems employed by the Adviser, prime brokers, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Company’s operations may cause the Company to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.
Cybersecurity Risk
With the increased use of technologies such as the internet to conduct business, the Company’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber incidents affecting the Adviser, the Sub-Adviser and other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Company’s ability to calculate its net asset value, impediments to trading, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Company invests, counterparties with which the Company engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Members) and other parties.
Climate Change-Related Risks
The environmental effects of climate change could have materially adverse effects on the securities held by the Company. In addition to the physical, economic and geo-political risks associated with climate change, there are transition risks. The willingness of certain governments, industries and businesses, especially those that profit from, or have a reliance on, fossil fuels, to adapt to climate change or transition to sustainable practices may also adversely affect the securities. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain industries whose activities or products are seen as accelerating climate change, or ill-positioned in light of the economic and social demands imposed by climate change. The values of securities whose performance is linked to assets and revenue streams that are exposed to climate change risk may readily be affected by both long-term, systemic effects of climate change, as well as severe environmental events whose occurrence is inherently unpredictable.

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INVESTMENT PROGRAM (Unaudited) (continued)

Assumption of Catastrophe Risk
The Company may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters; war, terrorism and other armed conflicts; cyberterrorism; major or prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Company invests, the risks of loss can be substantial and could have a material adverse effect on the Company and the limited partners’ investments therein.
Additionally, in February 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict and the war between Israel and Hamas in the Middle East may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflicts, potential for escalation and ultimate effects on the Company cannot currently be predicted.
Counterparty Risks
If there is a default by a counterparty, the Company under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Company being less than if the Company had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Company’s securities from such counterparty or the payment of claims therefore may be significantly delayed and the Company may recover substantially less than the full value of the securities entrusted to such counterparty.
Counterparty and Service Provider Relationships.   There can be no assurance that the Company will be able to maintain the relationships it has established to obtain financing, derivative intermediation and prime brokerage services that permit the Company to trade in any variety of markets or asset classes over time. An inability to maintain such relationships could limit the Company’s trading activities, create losses, preclude the Company from engaging in certain transactions or prevent the Company from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Company’s business due to the Company’s reliance on such counterparties.
Creditworthiness of Prime Brokers and Other Service Providers.   Although the Company generally engages U.S. broker-dealers as its prime brokers, the prime brokerage arrangements will include contractual relationships within a prime broker’s group of affiliates, some of which may be located outside of the United States, as well as provisions allowing for transfer of the Company’s assets to sub-custodians located in various jurisdictions. Bankruptcy laws and other laws and regulations relating to the protection of assets of the Company held by the financial institution vary substantially by jurisdiction, type of legal entity, and are very complex and uncertain and can involve the risk of loss or

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

inability to access any or all of the assets of the Company held by a financial institution that becomes subject to the bankruptcy or insolvency regime. Company assets may be held with U.S. broker-dealers or U.S. or non-U.S. banks or their affiliates and the risks associated with assets held at each of these various institutions may differ substantially. The effect of these laws and their application to the Company’s assets are subject to substantial limitations and uncertainties, particularly in the event of insolvency or other similar events. Even in countries where applicable law provides protection to assets of clients, such protections may not adequately protect the Company from risk of loss.
The Company could experience losses if the clients’ claims exceed the amount of client assets such brokers actually held at the time of the insolvency. In light of the extensive, and sometimes complex, financing and trading arrangements that the Company has with its prime brokers, the Company faces the risks, among other things, that the assets of the Company might be transferred out of its accounts or might be in accounts which do not benefit from client asset protection or that a prime broker will have a security interest in the assets of the Company that it holds. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a prime broker or any of its sub-custodians, agents or affiliates, it is impossible to generalize about the effect of their insolvency on the Company and its assets. Investors should assume that the insolvency of any of the Company’s prime brokers could result in the loss of all or a substantial portion of the Company’s assets held by such prime broker, whether as a result of losing a proprietary interest in any of its assets, a substantial delay, which could be years, in their return or the uncertain outcome of pursuing a claim as a creditor in an insolvency. Although the Company evaluates the creditworthiness of the Company’s prime brokers and other service providers, it is often impossible to obtain sufficient information to make fully informed judgments or determinations of the risk that a particular financial institution may fail, particularly given the speed with which a financial institution’s creditworthiness may decline when faced with liquidity pressures. The failure of a prime broker could have a material adverse effect on the Company.
Counterparty Default.   Generally, the Company will not be restricted from dealing with any particular counterparty. The Company is always subject to the risk that a counterparty may not timely settle a transaction, perform its obligations in accordance with contractual terms and conditions, or otherwise not perform its obligations to make due payment or delivery (thus causing the Company to suffer a loss which may be material). Moreover, for many transactions, the Company is required to post collateral to its counterparty, and a failure of that counterparty or its affiliates could result in a loss of that collateral. In the event that a counterparty defaults on its obligations for any reason, the Company may incur replacement costs of transactions, losses associated with other assets which the failed transaction was intended to hedge, and fees and expenses in seeking redress (which may be uncertain in outcome).
Active Management Risk
The Company’s investment program emphasizes active management of the Company’s portfolio. Consequently, the Company’s portfolio turnover and brokerage commission expenses may exceed those of other registered investment companies. A high portfolio turnover rate may also result in the greater realization of capital gains, including short-term gains which are taxable to investors at the same rates as ordinary income.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

Risks Related to Valuation
The Company’s assets may be invested in privately placed securities of publicly traded or private companies. These investments may be difficult to accurately value. In light of the foregoing, there is a risk that an investor who withdraws all or part of its investment while the Company holds such private investments will be paid an amount less than it would otherwise be paid if the actual value of such private investments is higher than the fair market value designated by the Company. Similarly, there is a risk that such investor might, in effect, be overpaid if the actual value of the private investment is lower than the fair market value designated by the Company. To the extent any of the Company’s securities are overvalued, the Adviser and the Sub-Adviser might receive a larger fee than they would otherwise be entitled to receive. In addition, if the Company’s portfolio is inaccurately valued, there is a risk that the Sub-Adviser may not be able to effectively manage the Company’s investment portfolio, adhere to any investment guidelines or restrictions, or properly manage risk. Any such inaccuracy could adversely affect investors.
Pursuant to the Company’s Portfolio Securities Valuation Procedures, the Board of Managers has designated the Adviser as the “valuation designee” to perform the fair value determinations relating to any or all Company investments and to carry out the fair value determination functions set forth in Rule 2a-5 under the 1940 Act, subject to oversight by the Board of Managers.
Risks Related to Special Situations
The Company may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in workouts, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Company of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Company may be required to sell its investment at a loss.
Risks Related to Restricted and Illiquid Investments
To the extent the Company invests in securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if such securities are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration such as Rule 144A under the 1933 Act (such securities, “Restricted Securities”), and qualified institutional buyers become uninterested in such securities, such investments could have the effect of increasing the level of the Company’s illiquidity. Where registration is required to sell a Restricted Security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Sub-Adviser or at prices approximating the value at which the Company is carrying the securities.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

Temporary Investments; U.S. Government Securities Risk
During periods of adverse market conditions in the equity securities markets, or otherwise for defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality fixed-income securities, including money market instruments, including U.S. Government Securities, commercial paper, and certificates of deposit, as well as shares of money market mutual funds, or may temporarily hold cash or cash equivalents in such amounts as the Sub-Adviser deems appropriate under the circumstances. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. If a U.S. Government agency or instrumentality in which the Company invests defaults and the U.S. Government does not stand behind the obligation, the value of the Company’s investment portfolio could fall.
Risks Related to Conflicts
On October 7, 2023, militant groups led by Hamas invaded Israel which led to the subsequent declaration of war by the Israeli government against Hamas a day later. Events in Israel and the Middle East are rapidly evolving and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies for the foreseeable future. The extent and duration of the Israel-Hamas war are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These and any related events could significantly and adversely affect the Company’s performance and the value of an investment in the Company, even in the absence of direct exposure to Israeli issuers and issuers in other countries affected by the war.
Risks Relating to Market Conditions Generally
General Economic and Market Conditions
The success of the Company’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Company’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations).
Governmental Interventions
Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Company’s strategies.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

Interest Rate Increases
Recent and potential future changes in government monetary policy may affect the level of interest rates. During the 2022 and 2023 calendar years, central banks throughout the world increased interest rates dramatically, which in turn resulted in certain inflationary pressures and created a challenging outlook for interest rates, US equity prices and economic growth. These inflationary pressures were further exacerbated by the Russia-Ukraine conflict which began in February 2022. Inflation rates continue to remain high, both in the US and abroad. To the extent the inflation rates remain high in the future, such rates may continue to result in periods of market volatility and may fuel market concerns regarding a potential economic recession.
Systemic Risk
Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other interdependent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Company interacts, as well as the Company, are all subject to systemic risk. A systemic failure could have material adverse consequences on the Company and on the markets for the financial instruments in which the Company seeks to invest.
Regulatory and Market Considerations
New U.S. and non-U.S. rules and regulations, including those relating to clearing, margin, reporting and registration, could, among other things, further restrict the Company’s ability to engage in, or increase the cost to the Company of, derivatives transactions by, for example, making some types of derivatives no longer available to the Company or making them less liquid. For example, the implementation of the clearing requirement has increased the costs of derivatives transactions for the Company, because the Company has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. These rules and regulations are new and evolving, so their potential impact on the Company and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and central clearing and related requirements can expose the Company to new kinds of costs and risks.
Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain related instruments. Compliance with this rule, among other things, requires funds that invest in derivative instruments beyond a specified limited amount to limit derivatives exposure through one of two value-at risk tests, adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and meet certain reporting requirements in respect of derivatives. Funds that use derivative instruments in a limited amount are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict the Company’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Company.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

The Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular futures and options on futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Company does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser or the Sub-Adviser and their affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser or the Sub-Adviser may have to be modified and that positions held by the Company may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Company. A violation of position limits could also lead to regulatory action materially adverse to the Company’s investment strategy.
Regulation in the Derivatives Industry
The Dodd-Frank Act has had a significant impact on the derivatives industry. Though many rules and regulations have been finalized, there are others that are still in the proposal stage and more that will be introduced. Differences between regulatory regimes may make it more difficult or costly for dealers, prime brokers, futures commission merchants, custodians, exchanges, clearinghouses and other entities, such as the Company, to comply with and follow various regulatory regimes. There are significant legal, operational, technological and trading implications that result from the Dodd-Frank Act and related rules and regulations that may make it difficult or impossible for the Company to enter into otherwise beneficial transactions.
The SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives and certain other financial instruments by registered investment companies. Among other requirements, the rule requires the Company to trade derivatives and other financial instruments that create future payment or delivery obligations subject to value-at-risk leverage limits. The Company’s ability to use derivative investments in some market conditions could potentially be affected as a result of compliance with the new rule.
The Board of Managers has appointed Greg Jakubowsky of the Sub-Adviser as the Company’s derivatives risk manager (the “DRM”) for purposes of Rule 18f-4. The DRM’s reports and compliance activities are subject to review and oversight by OAM, pursuant to the Company’s Derivatives Risk Management Policy.
Central Clearing
In order to mitigate counterparty risk and systemic risk in general, various U.S. and international regulatory initiatives are underway to require certain derivatives to be cleared through central clearinghouses. While such clearing requirements may be beneficial for the Company in many respects, the Company could be exposed to new risks, such as the risk that an increasing percentage of derivatives will be required to be standardized and/or cleared through central clearinghouses, and as a result the Company may not be able to hedge its risks or express an investment view as well as it would using

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

customizable derivatives available in the over-the-counter markets. The Company may have to split its derivatives portfolio between centrally cleared and over-the-counter derivatives, which may result in operational inefficiencies and an inability to offset risk between centrally cleared and over-the counter positions, and which could lead to increased costs. Another risk is that the Company may be subject to more onerous and more frequent (daily or even intraday) margin calls from both the Company’s futures commission merchant and the clearinghouse.
Although standardized clearing for derivatives is intended to reduce risk, it does not eliminate risk. Derivatives clearing may also lead to concentration of counterparty risk, namely in the clearinghouse and the Company’s futures commission merchant. The failure of a clearinghouse or futures commission merchant could have a significant impact on the financial system.
Discontinuation of LIBOR
On or prior to June 30, 2023, the Company’s investments, payment obligations and financing terms may have utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR may have been a significant factor in determining the Company’s payment obligations under a derivative investment, the cost of financing to the Company or an investment’s value or return to the Company and may have been used in other ways that affected the Company’s investment performance. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, later revised to June 30, 2023 for certain tenors. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. For instance, the U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), recommended a Secured Overnight Financing Rate (SOFR) as an appropriate replacement for LIBOR.
There remains uncertainty regarding the impact of the transition from LIBOR on the Company’s transactions and the financial markets generally. As such, the effects of a transition away from LIBOR on the Company or the LIBOR-based instruments in which the Company may have invested in cannot yet be determined and may vary depending on factors that include, but are not limited to, existing fallback or termination provisions in individual contracts. The transition process might lead to increased volatility and illiquidity in markets that previously relied on LIBOR. It could also lead to a reduction in the value of some investments previously tied to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Company.
Banking Systems
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (concluded)

Debt Ceiling
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow can lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Managers (the "Board") has determined that Todd Milbourn is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $235,046 for 2023 and $228,200 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,305 for 2023 and $5,150 for 2022. Audit related fees principally include fees associated with the executive read of the semi-annual statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $175,550 for 2023 and $170,435 for 2022. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2)	None of these services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was not greater than 50 percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $381,155 for 2023 and $210,435 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

PROXY VOTING PROCEDURES

A.	Proxy Voting Policy.

The firm has retained Institutional Shareholder Services, Inc. (“ISS”) to provide research and recommendations on proxy voting issues and to facilitate the electronic voting of proxies. ISS has authority to vote the proxies for each Client Account, in accordance with the policies described below.

1.	General Policy. The Firm instructs each Client Account’s custodian to deliver to ISS all proxy solicitation materials that the custodian receives for that Client Account. The Firm’s Custodians have feeds to ISS which provides ISS a listing of securities held “long” in each Client Account to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Firm, through ISS, will vote proxies on behalf of Client Accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Firm has instructed ISS to make voting decisions on behalf of each Client Account based on the proxy voting guidelines that ISS provides to the Firm. The Firm may override ISS’ voting decisions if the Firm deems it in the best interests of the Client Account. The Firm has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

2.	Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Firm places the interests of the Client Accounts ahead of the Firm’s own interests by following ISS’ recommendations, or when appropriate, overriding ISS recommendations for reasons that the Firm deems are in the best interests of Client Accounts.

If the Firm determines that the foregoing proxy voting policies do not adequately address a material conflict of interest related to a proxy, the Firm will, in its exclusive discretion, either

(a)       direct ISS to vote the proxy in accordance with ISS’ recommendation or

(b)       provide the affected client with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request, and request that the client consent to the Firm’s intended response.

If the client consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the client objects to the Firm’s intended response, the Firm will vote the proxy as directed by the client.

3.	Shareholder Proposals by the Firm. The Firm may submit a shareholder proposal on behalf of a Client Account only if the Firm believes that the proposal would provide a substantial overall benefit to the Client Account.

4.	Disclosures to Clients. The Firm includes in Part 2 of its Form ADV (1) a summary of these proxy voting policies and procedures, (2) an offer to provide a copy of these to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a client or Investor (other than a RIC), the Firm provides that client or Investor with a copy of this Part VIII and a report summarizing all proxy solicitations the Firm received with respect to the applicable Client Account during the period requested and action taken by the Firm on each such proxy. Regarding the Firm’s proxy votes on behalf of its RIC clients, the Firm will provide that RIC with the information required to be disclosed by that RIC pursuant to ICA Rule 30b1-4 and SEC Form N-PX promulgated thereunder, including:

a.	The name of the issuer of the portfolio security;
b.	The exchange ticker symbol of the portfolio security;
c.	The CUSIP number for the portfolio security (unless not available through reasonable practical means, e.g., in the case of certain foreign issuers);
d.	The shareholder meeting date;
e.	A brief identification of the matter voted on;
f.	Whether the matter was proposed by the issuer or by a security holder;
g.	Whether the Firm cast its vote on the matter;
h.	How the Firm cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
i.	Whether the Firm cast its vote for or against management.

B.	Records.

See Part IX (Recordkeeping Requirements), Section B.9. regarding records that must be maintained relating to these proxy voting policies and procedures.

C.	Ongoing Monitoring of Proxy Voting Process.

The Firm has adopted ISS’s proxy voting guidelines as its own and evaluated ISS’s processes for evaluating individual matters. Based on that review, the Firm believes that ISS has a process reasonably designed to follow its guidelines when making voting recommendations and then pre-populating votes on the Firm’s behalf. Nevertheless, the Firm periodically reminds its investment personnel to consider any additional information that may reasonably cause the Firm to override SS’s recommendations, particularly with respect to highly contested or controversial1 issues that have a material effect on the value of the issuers.

D.	General Procedures for Evaluating Proxy Advisory Firm.

The Firm will periodically evaluate ISS, its proxy voting guidelines and other matters related to ISS’s processes for making recommendations.

1.	Proxy Voting Guidelines. The Firm should review ISS’s latest proxy voting guidelines to assess whether such guidelines continue to reflect the Firm’s own assessment of the factors that should be considered in voting in its clients’ best interests. As part of this process, the Firm should consider whether ISS has adequately disclosed its methodologies in formulating voting recommendations, such that the Firm can understand the factors underlying ISS’s voting recommendations. In addition, the Firm should consider the nature of any information sources that ISS uses as a basis for its voting recommendations (including when and how ISS engages with issuers and third parties).

2.	Research and Recommendation Process. The Firm may choose to assess:

(i)       the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis (of which the Firm becomes aware and deems credible and relevant to its voting determinations) materially affected ISS’s research or recommendations on the Firm’s behalf; (ii) whether ISS appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and (iii) the effectiveness of ISS’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. The Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers includes some examples of criteria that the Firm may choose to consider to perform this assessment.

3.	Capacity and Competency. The Firm may assess whether ISS has the capacity and competency to adequately analyze the matters for which the Firm is responsible for voting. In this regard, the Firm may consider, among other things, the adequacy and quality of ISS’s staffing, personnel, and/or technology.

1This may include, for example, major acquisitions involving corporate events (takeovers, mergers and acquisition transactions, dissolutions, conversions, or consolidations) or contested director elections where a shareholder has proposed its own slate of directors.

4.	Intake of Input from Issuers and Client. The Firm may assess whether ISS has an effective process for seeking timely input from issuers and its clients (such as the Firm) with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes. For example, if peer group comparisons are a component of the substantive evaluation, the Firm should consider how ISS incorporates appropriate input in formulating its methodologies and construction of issuer peer groups. Where relevant, the Firm should also consider how ISS, in constructing peer groups, takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; its history; and its financial performance.

5.	Conflicts of Interest. The Firm may assess ISS’s policies and procedures regarding how it identifies and addresses conflicts of interest. The Commission Guidance Regarding Proxy Voting Responsibilities of Investment Adviser[2] includes some examples of ways to perform this analysis.

6.	Business Changes. The Firm may request updates from ISS regarding any organizational or business changes that may affect its capacity and competency to provide independent proxy voting advice or carry out voting instructions.

E.	Annual Review.

The Firm’s annual review of its overall compliance program will include a review and documentation of its evaluation of the adequacy of the foregoing Proxy Voting Policy to ensure that has been formulated reasonably and implemented effectively, including whether it continues to be reasonably designed to ensure that the Firm casts votes on behalf of its clients in the best interest of such clients.

2Investment Advisers Release No. 5325 (2019)

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Mr. Panayotis ("Takis") Sparaggis, the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), has served since the Fund’s inception as the Fund’s principal portfolio manager (the "Portfolio Manager") and is the lead member of Alkeon’s Investment Team. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager. Mr. Sparaggis founded Alkeon in January 2002. From May 1995 until the founding of Alkeon, Mr. Sparaggis was employed by CIBC World Markets Corp. or its predecessors.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the other accounts that Mr. Sparaggis managed as of December 31, 2023:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Panayotis Sparaggis	Registered Investment Companies:	1	$7,608,444,137	1	$7,608,444,137
	Other Pooled Investment Vehicles:	11	$8,086,023,220	11	$8,086,023,220
	Other Accounts:	0	$0	0	$0

Conflicts of Interests

Conflicts of interest arise when a Portfolio Manager also has day-to-day responsibilities with respect to one or more accounts. These conflicts include:

●	Allocation of Limited Time and Attention. Because the Portfolio Manager manages other accounts, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

●	Allocation of Investment Opportunities. If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts. Moreover, the Portfolio Manager has differing economic interests in respect of such activities.

●	Pursuit of Differing Strategies. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

●	Fees; Differing Economic Interests. The Portfolio Manager manages other accounts that are subject to different fees or in which the Portfolio Manager has a greater economic interest. This could create a conflict because the Portfolio Manager may benefit if a more attractive investment is allocated to an account that bears greater fees or in which the Portfolio Manager has a greater economic interest.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic advances and the income from the profits of Alkeon Capital Management, LLC derived by him as its controlling principal. The level of Alkeon Capital Management's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of interests of the registrant by the Portfolio Manager as of December 31, 2023:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Panayotis Sparaggis	$0

(b)       Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advantage Advisers Xanthus Fund, L.L.C.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(Principal Executive Officer)

Date	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(Principal Executive Officer)

Date	March 6, 2024

By (Signature and Title)*	/s/ Vineet Bhalla
Vineet Bhalla, Chief Financial Officer
(Principal Financial Officer)

Date	March 6, 2024

* Print the name and title of each signing officer under his or her signature.